CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

                   CRM AND BILLING MANAGED SERVICES AGREEMENT

                                     BETWEEN

                           RURAL CELLULAR CORPORATION

                                       AND

                         AMDOCS SOFTWARE SYSTEMS LIMITED

                                FEBRUARY 5, 2004

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

                               TABLE OF CONTENTS

1.       DEFINITIONS [MOVED TO SCHEDULE 12]......................................................................    1
2.       SCOPE OF SERVICES.......................................................................................    1
         2.1      General........................................................................................    1
         2.2      Implementation of Amdocs Systems...............................................................    1
         2.3      Outsourcing Services...........................................................................    2
         2.4      **.............................................................................................    2
         2.5      **.............................................................................................    2
         2.6      Additional Services............................................................................    2
3.       SERVICE LEVELS..........................................................................................    2
         3.1      Performance According to Services Levels (SLA).................................................    2
         3.2      **.............................................................................................    2
         3.3      Changes in Envelope Parameters.................................................................    3
4.       SCHEDULE AND PLANNING FOR SERVICES......................................................................    3
         4.1      Project Plan...................................................................................    3
         4.2      Additional Planning............................................................................    3
5.       DISASTER RECOVERY.......................................................................................    4
         5.1      Disaster Recovery Plan.........................................................................    4
6.       GENERAL SERVICE OBLIGATIONS.............................................................................    4
         6.1      Required Consents Under Amdocs' Responsibility.................................................    4
         6.2      Amdocs' Roles and Responsibilities.............................................................    4
         6.3      **.............................................................................................    4
         6.4      Compliance with Plans..........................................................................    4
         6.5      Cooperation....................................................................................    4
         6.6      Effect of Delays...............................................................................    5
         6.7      Physical Security..............................................................................    5
         6.8      Territory and Services Recipients..............................................................    5
         6.9      **.............................................................................................    5
         6.10     Provision of Interface and System Requirements.................................................    5
         6.11     Other Sections.................................................................................    6
7.       SERVICES LOCATIONS......................................................................................    6
         7.1      General Locations..............................................................................    6
         7.2      Specific Locations.............................................................................    6
         7.3      Other Locations................................................................................    6
         7.4      Applicable Regulations.........................................................................    6

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

8.       PERSONNEL...............................................................................................    6
         8.1      Number of Amdocs Personnel.....................................................................    6
         8.2      Conduct of Amdocs Personnel....................................................................    7
         8.3      Replacement of Amdocs Personnel................................................................    7
         8.4      Substance Abuse................................................................................    8
         8.5      Responsibility for Personnel...................................................................    8
9.       COMPANY'S OBLIGATIONS...................................................................................    8
         9.1      Company's Roles and Responsibilities...........................................................    8
         9.2      Compliance with Plans..........................................................................    8
         9.3      Acceptance Testing of Amdocs Systems...........................................................    8
         9.4      Right To Use Company Equipment, Software.......................................................    9
         9.5      Physical Security..............................................................................    9
         9.6      Access to Personnel............................................................................    9
         9.7      Cooperation....................................................................................    9
         9.8      Effect of Delays...............................................................................    9
         9.9      Use of Company Facilities......................................................................   10
         9.10     Provision of Interface and System Requirements.................................................   10
         9.11     Other Sections.................................................................................   10
10.      RIGHT TO USE (RTU) LICENSE TO AMDOCS SYSTEMS; AMDOCS THIRD PARTY SOFTWARE...............................   10
         10.1     RTU License Grant..............................................................................   10
         10.2     RTU License Restrictions.......................................................................   10
         10.3     Amdocs Third Party Software....................................................................   11
         10.4     Source Code/Documentation Escrow...............................................................   11
         10.5     Certain Company Rights.........................................................................   13
11.      RELATIONSHIP MANAGEMENT.................................................................................   13
         11.1     Steering Committee.............................................................................   13
         11.2     Project Management Office......................................................................   13
         11.3     Project Managers...............................................................................   13
12.      CHANGE MANAGEMENT PROCEDURES............................................................................   14
         12.1     General........................................................................................   14
         12.2     Changes........................................................................................   14
         12.3     Change Requests................................................................................   14
         12.4     Orders.........................................................................................   15

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

13.      WARRANTIES AND REPRESENTATIONS..........................................................................   15
         13.1     Mutual Warranties of Authorization, Enforceability and Ability to Perform......................   15
         13.2     Warranty and Representation of Non-Infringement................................................   16
         13.3     **.............................................................................................   16
         13.4     Excuse for Non-performance.....................................................................   17
         13.5     Cure Period for Amdocs System, Services and Additional Services................................   17
         13.6     Disclaimer.....................................................................................   17
14.      PAYMENT.................................................................................................   17
         14.1     Payments by Company to Amdocs..................................................................   17
         14.2     Invoicing......................................................................................   18
         14.3     Payment In Arrears.............................................................................   18
         14.4     Resolution of Payment Disputes.................................................................   18
         14.5     Escrow of Disputed Amounts.....................................................................   19
         14.6     Price Increase Limitations.....................................................................   19
         14.7     Taxes..........................................................................................   19
         14.8     **.............................................................................................   20
15.      TERM AND TERMINATION....................................................................................   20
         15.1     Initial Term of Agreement......................................................................   20
         15.2     Extension of Agreement.........................................................................   20
         15.3     Termination for Force Majeure..................................................................   20
         15.4     Termination for Other Cause....................................................................   21
         15.5     **.............................................................................................   21
         15.6     **.............................................................................................   21
         15.7     Additional Termination Procedures..............................................................   21
         15.8     **.............................................................................................   23
16.      GENERAL TERMS AND CONDITIONS............................................................................   23
         16.1     Compliance with Laws...........................................................................   23
         16.2     Intellectual Property Rights...................................................................   23
         16.3     Confidentiality................................................................................   24
         16.4     Data Privacy and Security......................................................................   25
         16.5     Non-Solicitation of Employees..................................................................   25
         16.6     No Waiver......................................................................................   25
         16.7     Liability......................................................................................   25
         16.8     Conflict of Interest...........................................................................   26

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         16.9     Force Majeure..................................................................................   26
         16.10    Audits and Records.............................................................................   27
         16.11    Severability...................................................................................   28
         16.12    Entire Agreement and Changes...................................................................   28
         16.13    Governing Law and Dispute Resolution...........................................................   29
         16.14    Independent Contractors........................................................................   31
         16.15    Risk of Loss...................................................................................   32
         16.16    Assignment and Subcontracts....................................................................   32
         16.17    Indemnification................................................................................   33
         16.18    Insurance......................................................................................   35
         16.19    [omitted, not used]............................................................................   35
         16.20    Survival of Obligations........................................................................   35
         16.21    Headings not Controlling.......................................................................   35
         16.22    Notices........................................................................................   36
         16.23    Successors and Assignees.......................................................................   36
         16.24    Publicity......................................................................................   36
         16.25    Third Party Beneficiaries......................................................................   37
         16.26    Covenant of Good Faith.........................................................................   37
         16.27    Acknowledgment.................................................................................   37
         16.28    Order of Preference............................................................................   37
         16.29    Execution of Agreement.........................................................................   37
         16.30    Tradenames/Trademarks..........................................................................   37
         16.31    **.............................................................................................   38

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULES AND EXHIBITS

Except for Schedules 12 and 14, all Schedules and Exhibits listed below are subject to the confidential treatment request

SCHEDULE 1 -      AMDOCS FACILITIES
SCHEDULE 2 -      COMPANY FACILITIES
SCHEDULE 3 -      **
SCHEDULE 4 -      ENVELOPE PARAMETERS
SCHEDULE 5 -      LEGACY SYSTEMS
SCHEDULE 6 -      PRICING
SCHEDULE 7 -      DOCUMENTATION
SCHEDULE 8 -      ROLES AND RESPONSIBILITIES
SCHEDULE 9 -      SERVICE LEVEL AGREEMENT
SCHEDULE 10 -     IMPLEMENTATION AND MIGRATION SERVICES
SCHEDULE 11 -     OUTSOURCING SERVICES
SCHEDULE 12 -     DEFINITIONS
SCHEDULE 13 -     DISASTER RECOVERY PLAN
SCHEDULE 14 -     RCC AFFILIATES
SCHEDULE 15 -     STEERING, CHANGE REQUEST, SLA REVIEW BOARD, EXECUTIVE
                  OPERATIONS COMMITTEES
SCHEDULE 16 -     **
SCHEDULE 17 -     FORM OF ORDER
SCHEDULE 18 -     TERMINATION ASSISTANCE
SCHEDULE 19 -     NON-DISCLOSURE AGREEMENT BETWEEN AMDOCS AND RCC AND AMENDMENT
SCHEDULE 20 -     NDA FOR SUBCONTRACTORS OF RCC OR OTHER THIRD PARTIES
SCHEDULE 21 -     AMDOCS' COMPETITORS
SCHEDULE 22 -     SCHEDULE OF SUBSCRIPTIONS
SCHEDULE 23 -     INSURANCE
SCHEDULE 24 -     **
SCHEDULE 25 -     **

EXHIBIT A -       **
EXHIBIT B -       **

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

                   CRM AND BILLING MANAGED SERVICES AGREEMENT

THIS CRM AND BILLING MANAGED SERVICES AGREEMENT ("AGREEMENT") is made as of the 5th day of February, 2004 (the "EFFECTIVE DATE") by and between RURAL CELLULAR CORPORATION, a corporation incorporated under the Laws of the State of Minnesota, the United States of America, having its principal offices at 3905 Dakota Street SW, Alexandria, MN, 56308 ("COMPANY") and AMDOCS SOFTWARE SYSTEMS LIMITED, a corporation incorporated under the Laws of Ireland, having its principal offices at Regus House, 2nd Floor, Harcourt Centre, Harcourt Road, Dublin 2, Ireland ("AMDOCS") (except as specifically provided otherwise, all capitalized terms shall have the meanings set forth in Schedule 12).

WHEREAS Company is a provider of various types of communications services, and Amdocs is a provider of customer relationship management ("CRM") and billing software and related outsourcing services for providers of communications services;

WHEREAS Company desires to procure from Amdocs, and Amdocs desires to provide to Company, the Amdocs Solution, inclusive of a RTU License to the Amdocs Systems and the Services, including, without limitation, the following services: (i) services for the implementation of Amdocs' proprietary billing and CRM software products defined herein as the Amdocs Systems, which will replace Company's Legacy Systems; (ii) support services for the migration of Company's existing subscriber base from the Legacy Systems to the Amdocs Solution, and (iii) ongoing services for the operation, support and maintenance of the Amdocs Solution, defined herein as the Outsourcing Services;

WHEREAS the Amdocs Solution to be provided by Amdocs pursuant to this Agreement, taken as a whole, is "mission critical" to Company;

WHEREAS this Agreement sets forth the terms and conditions under which Company will procure the Amdocs Solution from Amdocs, and Amdocs will provide the Amdocs Solution to Company; and

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and of other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Amdocs hereby agree as follows:

1.       DEFINITIONS [MOVED TO SCHEDULE 12]

2.       SCOPE OF SERVICES

2.1      GENERAL

         Amdocs shall perform the Services in accordance with this Agreement, as more fully specified in Sections 2 and 3 and the applicable Schedules. Amdocs shall also provide any Additional Services ordered by Company pursuant to Section 12.4.

2.2      IMPLEMENTATION OF AMDOCS SYSTEMS

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

2.2.1 Amdocs will provide Company and Company Affiliates with services for the implementation of the Amdocs Systems, as specified in Schedule 10 (the "IMPLEMENTATION AND MIGRATION SERVICES") and in accordance with the Project Plan.

2.2.2 The Implementation and Migration Services shall be provided as specifically defined and described in Schedule 10.

2.3      OUTSOURCING SERVICES.

2.3.1 Amdocs will perform the billing and CRM operations of the Amdocs Systems, as further defined in Schedule 11 (the "OUTSOURCING SERVICES"), commencing on completion of the Implementation and Migration Services for each applicable Company region, as specified in
         Schedule 10.

2.3.2 The Outsourcing Services shall be provided as specifically defined and described in Schedule 11.

2.4      **.

2.5      **.

2.5.1    **.

2.5.2 Company shall promote to its Affiliates (who are in the wireless, wireline and/or prepaid telecommunication services in the Territory to end user customers, but who are not then receiving services hereunder), such of Amdocs' Services as Company has received from Amdocs and has been satisfied with, such promotion to include, but not be limited to, the following:

         **

2.6      ADDITIONAL SERVICES.

2.6.1 Company, for itself or for any Company Affiliates, may request Additional Services from Amdocs pursuant to the Change Management Procedures.

2.6.2 The parties anticipate that the Services will evolve and be supplemented, modified, enhanced or replaced over time to keep pace with technological advancements and improvements in the methods of delivering information technology services. Such evolution will not of itself be deemed to result in Additional Services.

3.       SERVICE LEVELS

3.1      PERFORMANCE ACCORDING TO SERVICES LEVELS (SLA).

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

3.1.1 Amdocs will perform the Services for Company and Company Affiliates receiving Services hereunder in accordance with the Service Levels specified in Schedule 9.

3.1.2 Amdocs shall measure and report to Company its performance results against the Service Levels in the manner specified in Schedule 9.

3.1.3 The Parties intend to continuously monitor and improve the quality/performance of the Services throughout the Term and accordingly to enhance the corresponding Service Levels as applicable as further provided in Schedule 9.

3.2      **.

3.3      CHANGES IN ENVELOPE PARAMETERS.

         Any changes in the Envelope Parameters, and any effects of such changes on the Service Levels and any other provisions of this Agreement, are subject to the terms and conditions of Schedule 4. **

4.       SCHEDULE AND PLANNING FOR SERVICES

4.1      PROJECT PLAN.

4.1.1    During the IIW phase:

         Amdocs will work with Company to document the detailed functional application deliverables and to develop a detailed implementation and project plan for the performance of the Implementation and Migration Services, including documentation of all project milestones and deliverables (the "PROJECT PLAN").

4.1.2 At the conclusion of the IIW, Amdocs shall submit the IIW deliverables, including the Project Plan, for Company's approval. Company agrees to respond to all of Amdocs' requests in a timely manner, and to review and confirm whether Company approves of such deliverables within ** of submission. The Parties acknowledge that failure to confirm approval of the IIW deliverables within such time period may jeopardize compliance with the project timetable agreed between the parties. Once approved, the Project Plan shall be attached to this Agreement as part of
         Schedule 10). No provisions of the Project Plan shall amend, modify or replace any provisions of this Agreement unless the Project Plan specifically notes that it overrides the provisions hereof.

4.2      ADDITIONAL PLANNING.

4.2.1 In addition to the Project Plan, and as part of the Services, the Parties shall develop the following plans, in accordance with the Roles and Responsibilities Document attached as Schedule 8:

         **

         (The Project Plan, the other plans listed above, and all other plans described in this Agreement or otherwise developed by the Parties arising out of or contemplated by this Agreement and the Services may herein collectively be referred to as the "PLANS".)

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

5.       DISASTER RECOVERY

5.1      DISASTER RECOVERY PLAN.

5.1.1 As part of the Outsourcing Services, Amdocs is responsible for maintaining and implementing a plan for the Amdocs Solution in the event of a disaster affecting the production data center at the Amdocs Site in ** as defined in Schedule 13.

6.       GENERAL SERVICE OBLIGATIONS

6.1      REQUIRED CONSENTS UNDER AMDOCS' RESPONSIBILITY.

         Amdocs shall be responsible for obtaining and providing any Required Consents in connection with the Amdocs Equipment, the Amdocs Facilities, and the Amdocs Third Party Software, and shall undertake all administrative activities necessary to obtain such Required Consents as a part of the Services without additional costs to Company. At Amdocs' request, Company will cooperate with Amdocs in obtaining such Required Consents by executing certain written communications and other documents prepared or provided by Amdocs or by providing other assistance reasonably requested by Amdocs.

6.2      AMDOCS' ROLES AND RESPONSIBILITIES.

         Amdocs will perform all of the tasks designated as Amdocs' tasks in the Roles and Responsibilities Document. Amdocs acknowledges and agrees that its timely and proper performance of such tasks is required for Company's performance of the tasks designated as Company's tasks in the Roles and Responsibilities Document that are dependent upon Amdocs' preceding tasks. Amdocs will ensure prompt and full compliance by Amdocs with Amdocs' warranties set forth in Sections 13.1, 13.2 and
         13.3 below.

6.3      **

         **

6.4      COMPLIANCE WITH PLANS.

         Amdocs will comply with the schedules and perform the activities designated as Amdocs' tasks in the Plans.

6.5      COOPERATION.

         Amdocs acknowledges that Company's performance hereunder requires information and cooperation from Amdocs and performance of Amdocs' responsibilities under this Agreement. Accordingly, Amdocs shall provide Company with complete, timely and accurate information regarding Amdocs' requirements and all other data and information reasonably necessary for performance by Company.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

6.6      EFFECT OF DELAYS.

6.6.1 In the event of delays in the performance of Amdocs' obligations hereunder or the inability to perform such obligations that are required to be performed in order for Company to perform its obligations, Company will have additional time to perform, and be excused from performing, its affected obligations for such period as will be agreed by the Parties, **.

6.6.2    **

6.6.3 The provisions of this Section 6.6 shall not apply to delays caused by Force Majeure Events.

6.7      PHYSICAL SECURITY.

         Amdocs is responsible for the physical security of the Amdocs Sites as detailed more fully in Schedule 1.

6.8      TERRITORY AND SERVICES RECIPIENTS.

6.8.1 Amdocs shall provide the Services solely within the Territory with respect to the number of Subscriptions of Company and its Affiliates, as currently estimated in Schedule 22, and subject to growth in accordance with this Agreement for Company's Current Lines of Business (as of the Effective Date), and in accordance with the remainder of this Section 6.8.

6.8.2 Company shall be liable for the acts and omissions of the Company Affiliates and their compliance with the terms and conditions of this Agreement. Amdocs Limited shall be liable for the acts and omissions of Amdocs and all Amdocs Affiliates and their compliance with the terms and conditions of this Agreement as provided more fully in the guarantee referenced in Section 16.7.5.

6.8.3    **.

6.8.4    **.

6.8.5    **.

6.9      **.

6.10     PROVISION OF INTERFACE AND SYSTEM REQUIREMENTS.

         In accordance with the applicable Project Plan milestone, Amdocs shall provide Company with interface and system requirements for Company's point of sale and call center systems, subject to Section 9.10 below.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

6.11     OTHER SECTIONS.

         For avoidance of doubt, the obligations specified in this Section 6 are in addition to Amdocs' other obligations specified in this Agreement and any Orders to be placed by Company hereunder.

7.       SERVICES LOCATIONS.

7.1      GENERAL LOCATIONS.

         The Services will be provided by Amdocs at the locations and Sites specified in this Section 7.

7.2      SPECIFIC LOCATIONS.

7.2.1 The Implementation and Migration Services will be performed at the Amdocs Sites in ** and at the Company Sites.

7.2.2    The Outsourcing Services will be performed at the Amdocs Sites in **.

7.2.3    The Disaster Recovery Services will be performed at the Amdocs Site in
         **.

7.3      OTHER LOCATIONS.

7.3.1 In addition to the locations specified in Section 7.2 and notwithstanding such section, Amdocs shall be permitted to perform the Outsourcing Services at sites within the Territory other than those located in ** upon written notice to Company, subject to Section 16.16.2(e) below; in addition, Amdocs may utilize its existing development centers worldwide in the performance of the Services.

7.3.2 Notwithstanding the foregoing, Amdocs will perform portions of the Services at the Company Sites as required in order to provide the Services in accordance with Amdocs' obligations under this Agreement.

7.4      APPLICABLE REGULATIONS.

7.4.1 While providing any services at the Company Sites, Amdocs shall maintain and cause the Amdocs Personnel to adhere to the operational, safety and security standards, requirements, restrictions and procedures then in effect at the Company Sites that have been provided to Amdocs in writing.

7.4.2 The Company Personnel that use the Amdocs Sites will be subject to the operational, safety and security standards, requirements, restrictions and procedures then in effect at the Amdocs Sites that have been provided to Company in writing.

8.       PERSONNEL

8.1      NUMBER OF AMDOCS PERSONNEL.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

8.1.1 Amdocs shall assign sufficient Amdocs Personnel to provide the Services and any Additional Services in accordance with this Agreement (and, in the case of Additional Services, the applicable Order).

8.1.2 Amdocs shall provide the Services and any agreed Additional Services through properly qualified (including having the relevant experience necessary for the applicable Service) and competent personnel.

8.1.3 At or before the first meeting of the Steering Committee, the key Amdocs Service Manager and the key Amdocs development manager will be identified as well as such other key Amdocs personnel as the Parties may mutually agree (the "KEY PERSONNEL"). **

8.1.4 ** Amdocs shall use its commercially reasonable ** efforts to ensure that departing Amdocs Personnel provide training to incoming Amdocs Personnel prior to any personnel transition. ** the preparation and negotiation of Additional Services or project proposals for Company to the extent requested by Company, required by this Agreement, or permitted under this Agreement; employee training; the performance of incidental administrative requirements (e.g., preparation of internal reports, completion of time sheets); and participation in shared services working groups in support of Company. Each Party recognizes that Amdocs Personnel ** providing Services to Company under this Agreement may perform similar services for others and, except as otherwise expressly agreed, this Agreement shall not prevent Amdocs from using personnel and equipment provided to Company under this Agreement for such purposes. **

8.2      CONDUCT OF AMDOCS PERSONNEL.

         While at any Company Sites, Amdocs Personnel shall: (a) comply with Company's rules and regulations regarding personal and professional conduct generally applicable to personnel at such facilities that have been disclosed to Amdocs in writing; (b) comply with all reasonable requests of Company Personnel pertaining to personal and professional conduct, and (c) otherwise conduct themselves in a businesslike manner.

8.3      REPLACEMENT OF AMDOCS PERSONNEL.

8.3.1 In the event that Company determines lawfully and in good faith that the continued assignment to any Company Sites of any Amdocs Personnel is not in the best interests of Company as a result of the qualifications, training, competence, performance or behavior of such personnel, then Company shall give Amdocs written notice to that effect and providing Company's reasons for such conclusion.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

8.3.2 Promptly after its receipt of such a request by Company, Amdocs shall investigate the matters stated in the request and discuss its findings with Company. Company shall allow Amdocs a meaningful opportunity to discuss such findings with Company during a period of not less than **

8.4      SUBSTANCE ABUSE.

         To the extent permitted by applicable Laws, Amdocs agrees to remove any Amdocs Personnel who is known to be or reasonably suspected of engaging in substance abuse while at the Company Sites or while performing Services. In the case of reasonable suspicion, such removal shall be pending completion of the applicable investigation. Substance abuse includes the sale, attempted sale, possession or use of illegal drugs or drug paraphernalia, or, to the extent not permitted at the Company Sites, alcohol or the misuse of prescription or non-prescription drugs.

8.5      RESPONSIBILITY FOR PERSONNEL.

         Each Party shall be responsible for the management, direction, control, supervision and compensation of its own personnel. Each Party shall be responsible for the actions and omissions of its own personnel, employees, contractors, subcontractors and agents.

9.       COMPANY'S OBLIGATIONS

9.1      COMPANY'S ROLES AND RESPONSIBILITIES.

         Company will perform all of the tasks specifically designated as Company's tasks in the Roles and Responsibilities Document. Company acknowledges and agrees that its timely and proper performance of such tasks is required for Amdocs' performance of the tasks designated as Amdocs' tasks in the Roles and Responsibilities Schedule (Schedule 8) that are dependent upon Company's preceding tasks.

9.2      COMPLIANCE WITH PLANS.

         Company will comply with the schedules and perform the activities designated as Company's tasks in the Plans.

9.3      ACCEPTANCE TESTING OF AMDOCS SYSTEMS.

         As part of Company's roles and responsibilities, Company will be responsible for Test Acceptance and Conditional Acceptance and Final Acceptance **, and Amdocs will provide support for such acceptance testing, all in accordance with the respective Roles and Responsibilities of the parties as set out in the Roles and Responsibilities Schedule (Schedule 8) or any Order, as described in the Project Plan, Schedule 10, or as elsewhere set out in this Agreement.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

9.4      RIGHT TO USE COMPANY EQUIPMENT, SOFTWARE.

         Company grants to Amdocs the Right To Use during the Term, solely for the purpose of performing the Services and any agreed upon Additional Services. In connection with the Right To Use, Company will make available to Amdocs, and cause the applicable Affiliates to make available to Amdocs, the Company Equipment, and the Company Software as reasonably required for Amdocs to perform its obligations under this Agreement. All such Company Equipment and Company Software required by Amdocs shall be included in the Plans. In the event that Amdocs requires access to additional Company systems, software and equipment in order to perform its obligations hereunder, the parties shall make best reasonable efforts to resolve the matter in good faith, subject to the Change Management Procedures. The Right To Use shall be in effect through the conclusion of the Termination Assistance, if Company requires such Termination Assistance. For the avoidance of doubt, Amdocs' access to the Company Equipment and Company Software shall be up to the "demarcation" point, unless otherwise agreed by the Parties.

9.5      PHYSICAL SECURITY.

         Company is responsible for the physical security of the Company Sites.

9.6      ACCESS TO PERSONNEL.

         Company shall provide Amdocs with reasonable access to the Company Personnel as reasonably required for Amdocs to perform the Services. All such Company Personnel (and their successors) (including their roles/job titles) required by Amdocs shall be identified in the Schedules or respective Project Plan. In the event that Amdocs requires access to additional Company Personnel in order to perform its obligations hereunder, the parties shall make best reasonable efforts to resolve the matter in good faith through the PMO or Company's **. Access shall be during normal working hours and shall be performed so as not to unreasonably interfere with or unduly interrupt the other responsibilities of such Company Personnel.

9.7      COOPERATION.

         Company acknowledges that Amdocs' performance hereunder requires information and cooperation from Company, and performance of its responsibilities under this Agreement. Accordingly, Company shall provide Amdocs with complete, timely and accurate information regarding Company's requirements and all other data and information reasonably necessary for performance by Amdocs.

9.8      EFFECT OF DELAYS.

9.8.1 In the event of delays in the performance of Company's obligations hereunder or the inability to perform such obligations that are required to be performed in order for Amdocs to perform its obligations, Amdocs will have additional time to perform, and be excused from performing, its effected obligations for such period as will be agreed by the Parties, **.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

9.8.2 In the event that a delay in the performance of Company's obligations hereunder or Company's failure to perform such obligations (a) increases Amdocs' costs of providing the Services or Additional Services, (b) necessitates the provision of Additional Services, and/or
         (c) results in delays in payment to Amdocs hereunder, Amdocs will be compensated for such costs, services or delays as agreed by the Parties (or determined in accordance with this Agreement's dispute resolution procedures).

9.8.3 The provisions of this Section 9.8 shall not apply to delays caused by a Force Majeure Event.

9.9      USE OF COMPANY FACILITIES.

         Company shall provide temporary work space for up to ** Amdocs Personnel in Company's Alexandria, Minnesota, Site as reasonably required by Amdocs to perform the applicable Services from time to time. Amdocs shall secure its own facilities near Company (and Company Affiliates) Sites as Amdocs may require from time to time to provide the Services hereunder.

9.10     PROVISION OF INTERFACE AND SYSTEM REQUIREMENTS.

         In accordance with an applicable Project Plan milestone Company shall provide Amdocs with interface and system requirements for Company's point of sale and call center systems and shall use commercially reasonable efforts to assure that the Company Equipment and the Company Software shall meet these requirements.

9.11     OTHER SECTIONS.

         For avoidance of doubt, the obligations specified in Section 9 are in addition to Company's other obligations specified in this Agreement.

10.      RIGHT TO USE (RTU) LICENSE TO AMDOCS SYSTEMS; AMDOCS THIRD PARTY
         SOFTWARE

10.1     RTU LICENSE GRANT.

         Except as otherwise provided in this Agreement and subject to payment of all relevant fees, Amdocs hereby grants to Company and Company Affiliates, including their respective Personnel, a non-exclusive, non-transferable license to use the Amdocs Systems and Documentation solely for Company's and Company Affiliates' telecommunication business purposes in the Territory (the "RTU LICENSE"). **.

10.2     RTU LICENSE RESTRICTIONS.

10.2.1 Without expanding the RTU License granted hereunder, and except as otherwise expressly provided in this Agreement, Company may not, directly or indirectly, alone or with any other party:

         (a) Distribute, transfer, resell, rent, lease, sublicense or loan the Amdocs Systems or Documentation to any other party or make the Amdocs Systems or Documentation available to third parties (other than Company Affiliates) in a

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

                  service bureau or outsourcing arrangement or for any similar commercial time-sharing or third party use; and/or

         (b) Disassemble, reverse engineer, decompile, or modify the Amdocs Systems or in any other manner decode the Amdocs Systems or create derivative works or make any enhancements, adaptations or translations of the Amdocs Systems.

10.3     AMDOCS THIRD PARTY SOFTWARE.

10.3.1 Amdocs Third Party Software is subject to the terms and conditions of the applicable third party license agreement; provided, Amdocs is fully responsible for providing the Services and the Additional Services pursuant to the provisions of this Agreement, regardless of such terms and conditions. At any time this Agreement and/or the Services are terminated, if Company desires to continue to utilize the Amdocs Systems pursuant to the RTU License, Amdocs will determine upon request of Company whether Amdocs' license to any Amdocs Third Party Software, then a part of the Amdocs System, permits Amdocs to sublicense such Amdocs Third Party Software to Company without any loss to Amdocs of its rights to continue to use such Amdocs Third Party Software for its general business purposes. If so, Amdocs shall sublicense such Amdocs Third Party Software to Company for up to Amdocs' actual costs, if any, arising because of such sublicense; provided such use shall only be in conjunction with Company's RTU License until **.

10.4     SOURCE CODE/DOCUMENTATION ESCROW.

10.4.1 Within a ** day period after the signing of this Agreement, Amdocs shall cause Company to be named as a preferred beneficiary of Amdocs Master Preferred Agreement dated ** (the "ESCROW AGREEMENT") between Amdocs Software Systems Limited and ** (the "SOURCE CODE ESCROW AGREEMENT") providing for the Release of the deposited items noted in
         Section 10.4.2 upon the occurrence of any of the events set forth in the Agreement giving rise to Company having access to the Source Code.

10.4.2 Within ** days following Company being named as preferred beneficiary under the Escrow Agreement, Amdocs shall deposit with **, in accordance with the terms and conditions of the Escrow Agreement, the source code of the Amdocs Systems licensed by Amdocs to Company under this Agreement (including all interfaces and the LEL and the Non-Standard Deliverables), collectively the "SOURCE CODE") on media as well as the Documentation, and (ii) a description of the Amdocs Third Party Software, including all libraries and/or tools owned by third parties which are necessary in order for Company to utilize the Source Code in executable form.

10.4.3 The Source Code Escrow Agreement shall be in effect from the date of the initial deposit of the Source Code and Documentation, until ** after the later to occur of (a) **; or (b) **, as applicable. Amdocs' agreement to maintain such escrow and update the Source Code and Documentation is a material provision of this Agreement. Each Party shall use its reasonable efforts to promptly provide ** with executed documents as may be required of such Party pursuant to the Source Code Escrow Agreement. The Parties desire the Source Code Escrow Agreement to be supplementary to this Agreement,

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         pursuant to 11 U.S.C., Section 365(n) (Bankruptcy; executory contracts and unexpired leases). Amdocs shall at all times direct ** to act in accordance with the instructions set forth in the Source Code Escrow Agreement.

10.4.4 Not later than the expiration of each ** period during the Term, as well as on the occasion of any new Release of the Amdocs Systems or any Enhancement thereto or any Changes for Additional Services for the Amdocs Systems, Amdocs shall deposit with ** a then-current updated copy of the Source Code and the Documentation.

10.4.5 The Source Code and Documentation shall be released and delivered to Company in the event that any of the following circumstances occurs:

         **

10.4.6 In the event of a release to Company of the Source Code pursuant to this Agreement, Company shall have the right to use to maintain, (i.e., correct errors in), the Source Code for Company's and Company Affiliates' internal use only pursuant to the following non-exclusive, non-transferable (except as otherwise permitted pursuant to this Agreement) RTU License only at Company's and Company Affiliates' installation site(s) in the Territory: Company may use the Source Code only for the purpose of enabling Company to use the Amdocs System in accordance with the RTU License and not for any other purpose. In no event may Company otherwise duplicate or sell, license, rent or market the Source Code. Company agrees that the Source Code delivered under this Section 10 is subject to the confidentiality restrictions described elsewhere in this Agreement. **

10.4.7 Company agrees, except as may be required to meet Company's requirements described in Section 10.4.6, not to make any copies of the Source Code, and to limit access to ** its own employees with a need-to-know such Source Code for the purpose of correcting problems or bugs in the Amdocs Systems. All right, title and interest in and to the Source Code shall at all times belong solely to Amdocs subject to Company's license under this Section 10, and such Source Code shall be deemed to be the proprietary and confidential information of Amdocs.

10.4.8 In the event the Source Code is released under the Escrow Agreement prior to **, Amdocs will assign (if assignable) the applicable Amdocs Third Party Software license agreements to Company for the remaining period (prior to **) for up to Amdocs' actual costs, if any, arising because of such sublicense; and if not assignable without the consent of the third party licensor, Amdocs shall provide reasonable information to Company to facilitate Company's ability to contact the third party licensor for purposes of obtaining an applicable license therefor.

         Upon release, if at all, of the Source Code to Company, all obligations of Amdocs to maintain the Amdocs Systems shall terminate.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

10.4.9 Fees and/or expenses payable to ** in accordance with the Escrow Agreement during the Term shall be borne and paid for by the parties in accordance with the Escrow Agreement.

10.4.10 Once Company obtains the Source Code pursuant to this Agreement, and this Agreement is terminated, the provisions of Section 15 shall apply.

10.5     CERTAIN COMPANY RIGHTS.

         All rights and licenses granted under or pursuant to this Agreement by Amdocs to Company (including the license granted hereunder (collectively, the "LICENSE")) are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the "CODE"), licenses to rights in "intellectual property," as defined under the Code. The parties hereto further agree that, in the event of the commencement of bankruptcy proceedings by or against Amdocs under the Code, Company shall be entitled, at its option, to retain all of its rights under this Agreement (including the License) pursuant to Code Section 365(n).

11.      RELATIONSHIP MANAGEMENT

11.1     STEERING COMMITTEE.

11.1.1 The Parties shall establish and maintain a steering committee (the "STEERING COMMITTEE"), which shall be composed of an equal number of senior management personnel of each Party, for the Term. The initial representatives of the Parties on the Steering Committee, their current positions with Company and Amdocs, the authority, responsibilities, roles, functions and procedures of the Steering Committee will be as specified in Schedule 15.

11.2     PROJECT MANAGEMENT OFFICE.

11.2.1 A project management office ("PMO") will be established and maintained by the Parties and function for the Term. The PMO will be staffed by representatives of both Parties, the initial members of which will be determined prior to the first Steering Committee meeting. The authority, responsibilities, roles, functions and procedures of the PMO will be as specified in Schedule 15.

11.3     PROJECT MANAGERS.

11.3.1 Amdocs and Company will each appoint a project manager for this Agreement (the "PROJECT MANAGER"). (The initial Project Manager for each Party is set forth on Schedule 15). The authority, responsibilities, roles, functions and procedures of the Project Managers will be as specified in Schedule 15.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

12.      CHANGE MANAGEMENT PROCEDURES

12.1     GENERAL.

         The Change Management Procedures specified in this Section 12 shall apply to any:

         (a)      Change Requests; and

         (b)      requests by Company for Additional Services.

12.2     CHANGES.

12.2.1 Any Changes, including, without limitation, changes to the then-current Service Levels, shall be agreed by the Parties and specified in writing.

12.2.2   **

12.2.3 Amdocs will not make any Changes that will increase the fees or charges for the Services or any Additional Services without Company's prior written consent.

12.2.4 Amdocs will not make Changes that require Amdocs to provide Additional Services without Company's prior written consent.

12.2.5 All Changes will be handled in accordance with the procedures for Change Requests specified in Section 12.3.

12.3     CHANGE REQUESTS.

12.3.1 Change Requests will be processed in accordance with the following procedures:

         a) The parties will establish a joint committee for handling Change Requests (the "CR COMMITTEE"). The CR Committee shall include the Parties' Project Managers and an additional equal number of representatives of each Party. Each Party may replace its members on the CR Committee on written notice to the other Party. The initial members of the CR Committee are specified in Schedule 15. The authority, responsibilities, roles, functions and procedures of the CR Committee are specified in Schedule 15.

         b) Company or Amdocs will each be entitled to initiate a Change Request, and for such purpose shall submit its Change Request, including a detailed description of the requested change and the reasons for it, to the Change Request Committee.

         c) Amdocs will provide the CR Committee with initial estimates of the impact of the Change Request, including estimated hour and cost ranges, if any, on time schedules for the Services, the Service Levels, whether such Change Request requires provision of Additional Services, additional hardware or third party software required by such Change Request, and any other material effects on the Services. **

         d) Company will then decide whether to implement the Change or request from Amdocs a detailed design relating to such Change in order to provide Company with more refined cost estimates and schedule changes.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         e) In the event that Company decides to implement a Change that involves Additional Services, such services will be provided in accordance with Orders placed by Company in accordance with
                  Section 12.4.

         f) Amdocs' activities relating to Change Requests initiated by Company (including the implementation of such Changes) will be provided as Additional Services, except as otherwise provided in Section 12.3.1(c) above.

         g) Amdocs' activities relating to Change Requests initiated by Amdocs (including the implementation of such Changes and any Changes required as a result of Enhancements (**) or related to Third Party Software or equipment) and Change Requests (whether initiated by Amdocs or Company) for items to be available to Amdocs' customers generally, will be provided as a part of the Services **.

         h) Upon notification of Issues, Amdocs will pursue correction within the defined Service Level Agreements in all cases. **

12.4     ORDERS.

12.4.1 Additional Services may be procured by Company from Amdocs only on the basis of Orders, in accordance with this Section. Orders shall be substantially in the form attached as Schedule 17.

12.4.2 Each Order shall be deemed to incorporate: (1) the terms and conditions of this Agreement, to the extent applicable; (2) the specifications document applicable to such Order, if any; and (3) any relevant subordinate documents attached to or referenced in such Order. In case of any conflict between the provisions of this Agreement and the provisions of an Order, the provisions of the Order will prevail as to the subject matter of such conflict only to the extent directly contradictory to the provisions of this Agreement. An Order may not be modified except as agreed in writing by Company and Amdocs.

12.4.3 Each Order shall include the provisions required by the applicable Sections of this Agreement and Schedules. Any other provisions agreed by the parties and specified in an Order shall apply solely to such Order.

12.4.4 An Order will be binding on the Parties only when executed, confirmed or acknowledged in writing by the Parties.

13.      WARRANTIES AND REPRESENTATIONS

13.1     MUTUAL WARRANTIES OF AUTHORIZATION, ENFORCEABILITY AND ABILITY TO
         PERFORM.

13.1.1   Each Party warrants and represents that:

         (a) it is a corporation duly incorporated, validly existing and in good standing under the Laws of its place of incorporation;

         (b) it has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         (c) it has obtained all licenses, authorizations, approvals, consents or permits required to perform its obligations under this Agreement (other than those which are contemplated by this Agreement to be obtained by the Parties subsequent to signing);

         (d) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the requisite corporate action on the part of such Party and that the person signing this Agreement is authorized to sign this Agreement.

         (e) the execution, delivery, and performance of this Agreement shall not constitute (i) a violation of any judgment, order, or decree; (ii) a material default under any material contract by which it or any of its material assets are bound; or (iii) an event that would, with notice or lapse of time, or both, constitute such a default;

         (f)      it has obtained, or will obtain, all Required Consents; and

         (g) without derogating from the foregoing, it is capable of performing its obligations under this Agreement, including such obligations that are required to be performed in order to enable the other Party to perform its obligations.

13.1.2 In the event of a delay in complying or non-compliance with the foregoing warranties, the following provisions will apply:

         (a) As soon as reasonably practicable after discovery of a non-compliance that adversely affects the Services provided hereunder, the Party that is not in compliance (the "NON-COMPLIANT PARTY") will take all measures required to comply with the applicable warranty as expeditiously as reasonably possible, and at no additional cost to the other Party.

         (b) Where the noncompliance or delay adversely affects the ability of the other Party to perform its obligations, such other Party will have additional time to perform its affected obligations for, at a minimum, the same period and extent of the delay or non-compliance, as applicable, except as otherwise agreed by the Parties.

13.2     WARRANTY AND REPRESENTATION OF NON-INFRINGEMENT.

         Each Party represents and warrants that it shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any Intellectual Property Rights of any Third Party. Upon any breach of this warranty, the breaching Party's responsibility shall be to indemnify the other Party for any claims by such Third Parties in accordance with Section 16.17. Notwithstanding the foregoing, each party's performance of its responsibilities under this Agreement in accordance with the other party's written directions, instructions, policies, and/or procedures shall not be a breach of this Section 13.2 until or unless the other party has advised the performing party in writing of any such breach and provided the performing party with modified directions, instructions, policies and/or procedures, the performing party fails to modify its activities within thirty (30) days after receiving such written notice.

13.3     **.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

13.4     EXCUSE FOR NON-PERFORMANCE.

         Without derogating from other defenses or counterclaims available to Amdocs hereunder, Amdocs will not be responsible (limited to that proportion and extent such failures are determined to be caused by factors outside the reasonable control of Amdocs or any Amdocs Third Party) for a failure of the Amdocs Solution to comply with any of the foregoing warranties to the extent the non-compliance is caused by the alteration, modification or other adjustment of (i) the Amdocs Systems, or (ii) the software or equipment that interfaces with the Amdocs Systems (i.e., other than the Company Platform), by parties outside the reasonable control of Amdocs or any Amdocs Third Party, and where such alteration, modification or other adjustment is not pursuant to Amdocs' or any Amdocs Third Party's written authorization.

13.5     CURE PERIOD FOR AMDOCS SYSTEM, SERVICES AND ADDITIONAL SERVICES..

         If Amdocs is notified of a failure to conform to any of the warranties of Amdocs set forth in this Agreement, Amdocs shall provide a remedy for such breach in accordance with the applicable Service Levels, or if there are no applicable Service Levels, be entitled to a reasonable period of time (not to exceed ** days unless it would not be commercially reasonable under the circumstances to provide such remedy within ** days from the date of said notification to remedy (or provide a workaround for) said failure at no cost to Company. For the avoidance of doubt, Amdocs' fulfillment of such obligations to remedy (or provide a workaround for) such failure in a timely manner shall constitute compliance with Amdocs' obligations hereunder, and Amdocs shall not be considered to be in breach of its obligations. If Amdocs does not cure said failure within the foregoing period of time, the dispute resolution process set out in Section 16.13 shall apply. ** The remedies set forth in this Section are cumulative and Company's exercise of any of its remedies hereunder shall not preclude Company from pursing any of Company's other remedies provided for in this Agreement.

13.6     DISCLAIMER.

         EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS, CONDITIONS OR WARRANTIES TO THE OTHER, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

14.      PAYMENT

14.1     PAYMENTS BY COMPANY TO AMDOCS.

14.1.1 Upon the signing of this Agreement, Company will pay to Amdocs any amounts designated in Schedule 6 to be paid upon signing.

14.1.2 In consideration for Amdocs' performance of the Services Company will pay to Amdocs **.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

14.1.3   In consideration for the granting of the RTU License as set out in
         Section 10, Company shall pay Amdocs the RTU license fee set out in
         Schedule 6.

14.1.4 Fees for Additional Services shall be charged to Company in accordance with Amdocs' then-current rates for such services in accordance with
         Schedule 6 or any other prices or fees to be agreed between the Parties and specified in the applicable Order.

14.1.5 Company shall reimburse Amdocs for the travel and associated living and relocation expenses of Amdocs Personnel providing Additional Services pursuant to this Agreement in accordance with Schedule 6. **.

14.2     INVOICING.

14.2.1   Fees for Services shall be invoiced in accordance with Schedule 6.

14.2.2 Fees for Additional Services will be invoiced in accordance with the applicable Order.

14.2.3 Prior to signing this Agreement, the Parties will agree upon and specify in writing, in an attachment to Schedule 6, the details to be included in Amdocs' invoices.

14.2.4 Company will pay each invoice within ** days of its receipt by the Company. All invoices and payments under this Agreement will be paid in U.S. Dollars by **.

14.2.5   **

14.3     PAYMENT IN ARREARS.

         Payment in arrears of more than ** days shall bear Late Payment Interest from the due date until the payment date, unless the amount in arrears is disputed in good faith and until such dispute is resolved in accordance with Section 16.13. If the claim of the Party claiming a right to payment (the "PAYEE") for any unpaid amount is resolved in favor of the Payee, the Party that owes such amount (the "PAYER") shall pay the Payee Late Payment Interest from the original due date in accordance with this Section 14.3. Prior to such resolution, any undisputed amounts shall be paid in accordance with this Agreement and any applicable Order.

14.4     RESOLUTION OF PAYMENT DISPUTES.

14.4.1 In the event the Payer disputes any portion of an invoice in good faith, the Parties will use good faith efforts to resolve any such dispute as soon as practicable in accordance with the following procedures:

         (a) In the event the Payer is of the opinion that an invoice contains a disputed amount, the Payer's Project Manager or ** will attempt resolve the dispute with his/her counterpart at the other Party. If the dispute is not resolved thereby, as soon as reasonably possible, but within ** days after receipt of the invoice, the Payer's appropriate person shall prepare a memorandum explaining the basis for the dispute, and submit such memorandum, together with any documentation that substantiates the Payer's position, to the Payee's appropriate person (Company's ** or Amdocs' Responsible **), as applicable.

         (b) Company's ** and Amdocs' Responsible ** will attempt to resolve the dispute within ** days following the Payee's receipt of such material.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         (c) If Company's ** and Amdocs' Responsible ** are unable to resolve the dispute, the Company's ** and Amdocs' Responsible ** will make best efforts to resolve the matter through negotiations. Such persons will attempt to resolve the dispute within ** days following their receipt of such material.

         (d) If the Company's ** and Amdocs' Responsible ** are unable to resolve the dispute, Payer shall deposit the amount in dispute in escrow, in accordance with Section 14.5 and the dispute will be resolved in accordance with the dispute resolution procedures following escalation as specified in Section 16.13.

14.5     ESCROW OF DISPUTED AMOUNTS.

14.5.1 If Company disputes in good faith any amount claimed by Amdocs to be payable under the Agreement, Company shall pay the disputed amount into escrow in accordance with Subsection 14.5.3 below.

14.5.2   **

14.5.3 In the event of a disputed amount payable into escrow as described in this Section 14.5, the party with the obligation to pay shall so pay such disputed amount in full (the "DISPUTED AMOUNT") to ** (or to any other party agreed upon in advance and in writing by the parties), as escrow agent for the parties (the "PAYMENT ESCROW AGENT"), in accordance with an escrow agreement to be executed among Company, Amdocs and the Payment Escrow Agent, a signed copy of which shall be attached to this Agreement as Exhibit A within ** from the Effective Date (the "PAYMENT ESCROW AGREEMENT"). The Payment Escrow Agreement shall provide, among other things, that any amounts deposited with the Payment Escrow Agent shall not be released to either party, until the dispute is resolved in accordance with Section 16.13 and the Payment Escrow Agent receives either (i) written notice signed by both parties with instructions directing the release of the Disputed Amount; or (ii) a final decision by the Arbitrators ordering the release of the Disputed Amount to one of the parties. The Parties shall pay/share the fees of the Payment Escrow Agent in proportion to their respective rights to the Disputed Amount as finally determined by the Arbitrator or as agreed by the Parties at such time. For the avoidance of doubt, no undisputed amounts shall be paid into escrow. Undisputed amounts are payable in accordance with this Agreement and any applicable Order.

14.6     PRICE INCREASE LIMITATIONS.

         All increases in fees and other charges under this Agreement shall be limited as provided in Schedule 6.

14.7     TAXES.

         Amdocs' rates, fees and other charges set forth in the Agreement do not include sales tax, value added tax, and similar taxes or duties as well as any city, municipal, state or corporate taxes or any withholding taxes, whether currently imposed or to be imposed in future, other than taxes based upon Amdocs' net income and any franchise, business,

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         occupation or other such taxes imposed by the States of **. If any such tax or duty under applicable Laws of the Territory in which the Services are to be performed, is found to be applicable, the appropriate amount of tax or duty shall be invoiced to and paid by Company to Amdocs at the same time and on the same conditions as applied to the payment due.

14.8     **.

15.      TERM AND TERMINATION

15.1     INITIAL TERM OF AGREEMENT.

         This Agreement shall be in effect commencing on the Effective Date. This Agreement shall thereafter remain in effect for the a period of ** following completion of the Implementation and Migration Services for the last Company region (such ** Operating Period as defined in Schedule 6), as specified in Schedule 10 (the "INITIAL TERM") (such Initial Term and any Extension Terms hereinafter collectively referred to as the "TERM"), unless terminated prior to the end of the Term by written consent of both parties or otherwise in accordance with this Agreement.

15.2     EXTENSION OF AGREEMENT.

         The Initial Term shall automatically be extended for additional ** terms (each, an "EXTENSION TERM"), commencing on the day after the expiration of the immediately preceding Term or Extension Term, provided that the parties have agreed to the applicable commercial terms and conditions governing such Extension Term and Company has notified Amdocs in writing of Company's intent to extend this Agreement not later than ** prior to the expiration of the Initial Term or the then-current Extension Term, as applicable. In the event that the parties have not agreed to the commercial terms and conditions applicable during the next Extension Term as of the ** prior to the commencement of the next Extension Term, either party may terminate the discussions and allow the Term to expire or the Parties may agree in writing on a later deadline for agreement to such terms and conditions.

15.3     TERMINATION FOR FORCE MAJEURE.

         If a Force Majeure Event delays Amdocs' performance of services hereunder, and such delay results in a ** which lasts for a period of ** or more (the "FORCE MAJEURE PERIOD") ** Company may: (i) terminate the Agreement by providing Amdocs with written notice specifying a Termination Date not earlier than ** thereafter; and (ii) **

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

15.4     TERMINATION FOR OTHER CAUSE.

15.4.1 Subject to Section 15.7(j), the Party seeking to terminate this Agreement (the "TERMINATING PARTY") for a material breach (other than based upon material breaches arising under Sections 15.4.2 (a), (b),
         (f) and (g) pursuant to which notice is required to be given but no "cure" period shall apply) of this Agreement or any Schedule (e.g.,
         Section 15.6), may terminate this Agreement for cause on notice subject to the following procedure: (a) the Terminating Party shall give the other Party (the "BREACHING PARTY") written notice specifying the material breach of this Agreement and providing the Breaching Party with ** right to cure; and (b) the Breaching Party has not cured such material breach within said ** or, in the alternative, the Breaching Party has not commenced and diligently pursued a cure within said ** if it is determined that ** would not be sufficient to cure such material breach, provided, that in such event, the Breaching Party fully cures the material breach within ** after receiving written notice of the material breach. **

15.4.2 It is agreed that material breaches of this Agreement will include, without limitation, the following (but failure to designate any particular breaches or obligations raises no inference that other breaches or obligations are not material):

15.4.3   **.

15.5     **.

15.6     **.

15.7     ADDITIONAL TERMINATION PROCEDURES.

         In the event of termination of this Agreement, the following procedures will apply:

         (a) All termination notices shall specify the date upon which Amdocs shall begin to wind up Services (the "WINDING UP DATE") and the date upon which Amdocs shall cease performing all Services (the "TERMINATION DATE").

         (b) Except as otherwise specifically provided by the Arbitrator or a court of competent jurisdiction, in each case following a full hearing on the merits, Amdocs must continue to provide the Services until completion of the Termination Assistance (defined below) and the Company has completed its migration to its subsequent billing and CRM system.

         (c) Amdocs will cease performing work and incurring costs in connection with this Agreement on and after the Termination Date, except for any Termination Assistance which extends beyond the Termination Date.

         (d) Within ** after the Termination Date, each Party (at the request of the other party) will return to such other any Information of the other Party in its possession, including without limitation, the Company Data. Within ** after the Termination Date, at the request of Company, Amdocs shall provide backup copies of Company Data in Amdocs' possession, and any of Amdocs' software or related information in Company's and Company Affiliates' possession; provided, Company and Company Affiliates may keep copies of all software and related

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

                  information for archival purposes. ** At the election of the Party who has disclosed Information, Information in the receiving Party's possession may be destroyed and such destruction certified in writing. **

         (e) Company will pay Amdocs within ** after the Termination Date and receipt by Company of the related invoices for all Services and Additional Services (including any Termination Assistance), rendered by Amdocs prior to the Termination Date. For Termination Assistance rendered after the Termination Date, the Company shall pay all such amounts within ** after receipt by the Company of the invoice for such services.

         (f) Upon ** a Force Majeure Event, Company, at Amdocs' request, shall provide Amdocs with a letter that the termination was a termination for ** Force Majeure Event ** and not for cause.

         (g) Each Party's liability and remedies will be subject to any limitations specified in this Agreement, however, except as specifically provided otherwise in this Agreement, the remedies of each Party hereunder are cumulative, and a Party seeking one remedy shall not thereby be precluded from seeking any other remedy available to the Party.

         (h) Amdocs shall provide Company with assistance for the transitioning of responsibility for Company's billing support systems to Company or another provider of billing services ("TERMINATION ASSISTANCE"), in accordance with Schedules 6 and 18.

         (i) At Company's option, Amdocs shall grant to Company a perpetual, non-exclusive and non-transferable license (subject to the terms of the License) to use the Amdocs Systems for Company's and Company Affiliates' telecommunication businesses purposes in the Territory following **, Amdocs shall also offer to Company the right to order Maintenance services and support services with respect to the Amdocs Systems. Such licenses and services will be provided at prices and payment terms based on Amdocs' then standard license and services fee rates, terms and conditions generally provided to Amdocs' then existing base of customers, and as otherwise agreed in writing by the Parties, pursuant to Orders placed under this Agreement (for which purpose this Agreement will be deemed to survive).

         (j) Notwithstanding anything to the contrary set forth in this Agreement, if either Party exercises or attempts to exercise a right to terminate, in whole or in part, this Agreement, the Services or any other rights and obligations hereunder (the "TERMINATING PARTY"), whether arising out of the other Party's (the "NON-TERMINATING PARTY") breach or alleged breach of this Agreement or based on any other provision of this Agreement, and if the Non-Terminating Party in good faith contests such termination, the Non-Terminating Party provides written notice to the Terminating Party within ** of the Non-Terminating Party's receipt of written notice of such termination that such termination is improper or invalid under the provisions of this Agreement, then the dispute over the validity of such

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

                  termination shall be governed exclusively and finally in accordance with the Expedited Dispute Resolution Procedure set forth in Section 16.13.2 below. During the pendency of the Expedited Dispute Resolution Procedure, and unless and until such dispute is finally resolved, whether by mutual written agreement of the Parties or pursuant to the Expedited Dispute Resolution Procedure, both Parties shall continue to perform their respective obligations under this Agreement in good faith (provided, Company may continue to pay amounts into escrow pending final resolution by the Arbitrator and/or by a court of competent jurisdiction (solely where injunctive relief is required by a party), following a full hearing on the merits). If the Arbitrators determine that the Non-Terminating Party lacked a good faith reason to oppose the rightful termination by the Terminating Party, the Non-Terminating shall pay all of the costs of the dispute resolution proceeding, including any other damages awarded by the Arbitrators. This provision shall not prevent any Party from seeking immediate injunctive relief to prevent the breach by the other Party of its non-monetary obligations under this Agreement or specific performance by such other party of its non-monetary obligations under this Agreement.

15.8     **.

16.      GENERAL TERMS AND CONDITIONS

16.1     COMPLIANCE WITH LAWS.

16.1.1 Amdocs will comply with the Amdocs Legal Requirements and Company will comply with the Company Legal Requirements. A Party's compliance with such legal requirements will be undertaken at no additional cost to the other Party, except as otherwise specified in this Agreement.

16.1.2 The Parties will consult and cooperate with each other in order to ensure compliance with each Party's legal requirements. Such cooperation will include, without limitation, a Party notifying the other Party as soon as it has cause to believe the other Party is not in full compliance with its legal requirements, and jointly developing a plan for achieving such compliance. **

16.1.3 Company will be responsible for defining its requirements for its bills and billing operations in accordance with applicable Laws, interpreting the applicable Laws, and monitoring compliance with such Laws. Amdocs will support Company with such definitions and monitoring as specified in Schedule 16. **

16.2     INTELLECTUAL PROPERTY RIGHTS.

16.2.1 Company shall be the sole and exclusive owner of all Company Data and the Company Owned Software, including any improvements, changes, modifications, additions, updates and enhancements thereof. Amdocs, to the extent required, hereby assigns and agrees to assign exclusively to Company all right, title, and interest therein. For avoidance of doubt, the Company Data is deemed to include any modification,

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         compilation, or derivative work therefrom, excluding any Information of Amdocs or its Affiliates to the extent contained in such modification, compilation, or derivative work.

16.2.2 Amdocs shall be the sole and exclusive owner of the Amdocs Systems, **. Company, to the extent required, hereby assigns and agrees to assign exclusively to Amdocs all right, title, and interest therein.

16.2.3 Each Party shall be and remain the sole and exclusive owner of all Information that it provided to the other Party for performance of this Agreement.

16.2.4 Each Party shall reproduce any copyright notice and any other legend of ownership and/or confidentiality on the original and any copies made of any Proprietary Information of the other Party.

16.3     CONFIDENTIALITY.

16.3.1 The provisions of the Confidentiality Agreement between the Parties dated as of ** (the "NDA"), a copy of which is attached hereto as
         Schedule 19, shall apply to the performance of this Agreement. Such provisions shall survive the expiration of or termination of this Agreement or any Order for any reason as specified in Section 16.3.5 below. Notwithstanding anything in the NDA to the contrary, Company Data is included within Company's Proprietary Information (as defined in the NDA).

16.3.2 Additionally, the Parties will use reasonable efforts to mark its tangible "PROPRIETARY INFORMATION" (as defined in the NDA) as confidential, restricted or proprietary. However, Company Data shall constitute Proprietary Information subject to the provisions of the NDA, whether or not so marked.

16.3.3 Any subcontractors of Company or other Third Parties who have a need to know or may have access to Amdocs' Proprietary Information shall first sign the non-disclosure agreement with Amdocs substantially in the form attached as Schedule 20. Amdocs agrees to reasonably consider and promptly respond to requested modifications to the Non-Disclosure and Confidentiality Agreement that may be requested by subcontractors of Company. Amdocs agrees that Company shall have no liability to Amdocs for a violation by a subcontractor of Company of the Non-Disclosure and Confidentiality Agreement entered into between Amdocs and the subcontractor, provided that Company did not contribute to such violation. (For avoidance of doubt, for purposes of this Section 16.3.3, individuals providing services as independent contractors (i.e., not as employees of third parties) to either Party shall be considered employees of such Party, and not as subcontractors or Third Parties).

16.3.4   **

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

16.4     DATA PRIVACY AND SECURITY.

16.4.1 Each Party is responsible for complying with the applicable Data Privacy Laws governing the Company Data. Company shall provide Amdocs with its internal regulations implementing the applicable Data Privacy Laws governing the Company Data.

16.4.2 Company shall permit Amdocs and its Authorized Subcontractors to have access to the Company Data solely to the extent Amdocs requires such access to provide the Services as contemplated by this Agreement. Amdocs may only access and process the Company Data in connection herewith or as directed by Company. Amdocs shall indemnify, defend and hold harmless Company from all loss, cost or damage arising out of or related to Amdocs exporting Company Data outside of the United States of America in accordance with the provisions of Section 16.17.

16.4.3 Amdocs shall provide all of its services in accordance with Company's procedures regarding prevention and detection of fraud, abuse, or other inappropriate use or access of systems and networks by all appropriate means including network management and maintenance applications and tools that have been disclosed to Amdocs in writing as of the Effective Date, and in accordance with Amdocs' security procedures.

16.4.4 Upon either Party's written request, the other Party shall provide it with such information as it has regarding the Company Data and its processing, if required to enable the requester to comply with its obligations under this Section 16.4 and the applicable Data Privacy Laws.

16.5     NON-SOLICITATION OF EMPLOYEES.

         Except as otherwise provided in this Section, during the Term and for ** thereafter, each Party shall not, without the other Party's prior written consent, which may be withheld in its sole discretion, directly or indirectly solicit any employee of such other Party whose duties and responsibilities include participation in the performance of this Agreement to leave the other Party's employ in order to accept employment with the soliciting Party, its Affiliates, contractors or any other Person, or hire such employee. **

16.6     NO WAIVER.

         No waiver of rights arising under this Agreement or Orders shall be effective unless in writing and signed by the Party against whom such waiver is sought to be enforced. No failure or delay by either Party in exercising any right, power or remedy under this Agreement shall operate as a waiver of any such right, power or remedy and/or prejudice its rights to bring any action in respect thereof.

16.7     LIABILITY.

         The liabilities of the Parties to one another in respect of matters relating to this Agreement are subject to the following provisions and limitations of this Section:

16.7.1 SUBJECT TO THE PROVISIONS OF SECTION 16.7.3, NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING WITHOUT LIMITATION

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         LOSS OF PROFITS, REVENUE OR DATA), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT (E.G., CONTRACT, TORT, NEGLIGENCE, OR OTHERWISE).

16.7.2 SUBJECT TO THE PROVISIONS OF SECTION 16.7.3, EACH PARTY'S AGGREGATE CUMULATIVE MONETARY LIABILITY FOR ALL CLAIMS ARISING UNDER OR RELATING TO THIS AGREEMENT NOTWITHSTANDING THE FORM (E.G., CONTRACT, TORT, NEGLIGENCE, OR OTHERWISE) IN WHICH ANY ACTION IS BROUGHT, SHALL BE LIMITED AND SHALL NOT EXCEED IN THE AGGREGATE THE AMOUNTS SET FORTH
         BELOW:

         **

16.7.3   NOTWITHSTANDING THE PROVISIONS OF SECTIONS 16.7.1 AND 16.7.2:

         **

16.7.4 No action, regardless of form, arising out of this Agreement or Orders hereunder may be brought by either Party more than ** after the cause of action has arisen or, in the case of latent causes, more than ** after the cause of action has been or reasonably should have been discovered.

16.7.5   **

16.8     CONFLICT OF INTEREST.

         Amdocs represents and warrants that no officer, employee or agent of Company has been or will be paid a fee or receive any other personal compensation or consideration by or from Amdocs or its officers or employees in connection with obtaining, arranging or negotiating this Agreement or any Orders.

16.9     FORCE MAJEURE.

16.9.1 No Party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by causes beyond a Party's control which were not reasonably foreseeable on the date of signing this Agreement, including but not limited to fire, flood, earthquake, elements of nature or acts of God, war, riots, civil disorders, terrorist activities, civil insurrection, rebellions or revolutions or any other similar cause beyond the reasonable control of such Party, except to the extent that the non-performing Party is at fault in failing to prevent or causing such default or delay, and, provided, further, that such default or delay cannot, by commercially reasonable efforts of the non-performing Party, be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (each, a "FORCE MAJEURE EVENT").

16.9.2 In the case of a Force Majeure Event, the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to re-commence performance or observance whenever and to whatever extent possible without delay. Any Party so prevented, hindered or delayed in its performance shall, as

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         quickly as practicable under the circumstances, notify the Party to whom performance is due by telephone (to be confirmed in writing within ** of the inception of such delay) and describe at a reasonable level of detail the circumstances of such Force Majeure Event.

16.9.3 Upon the occurrence of a Force Majeure Event, Amdocs shall, to the extent it is not prevented from doing so by another Force Majeure Event, implement promptly, as appropriate, the Disaster Recovery Plan.
         **

16.9.4 If Amdocs fails to provide the Services in accordance with this Agreement due to the occurrence of a Force Majeure Event, all amounts payable to Amdocs hereunder shall be equitably adjusted in a manner such that Company is not required to pay any amounts for Services that it is not receiving from Amdocs.

16.9.5   **

16.10    AUDITS AND RECORDS.

16.10.1 Amdocs shall retain for a period of ** from the end of each calendar year during the Term, or such longer period as may be required by the Company Legal Requirements of which Company has notified Amdocs, all records and information required to verify amounts invoiced under this Agreement for such calendar year.

16.10.2 Amdocs shall provide Company's independent auditors, access to the pertinent portions of its records and books of accounts to enable Company (through such independent auditors) to conduct appropriate validations ("AUDITS") of Amdocs' invoices to Company. Such records and reports shall be maintained by Amdocs at a principal business office of Amdocs, and Company, upon prior written notice, may examine and with Amdocs' prior written consent (not to be unreasonably withheld) make extracts of information and copy parts thereof to the extent necessary for Company to validate the accuracy of Amdocs' invoices, at any reasonable time during normal business hours. For the avoidance of doubt, the scope of such audits shall be limited to the same or substantially the same extent that Amdocs generally limits audits of this kind conducted by its customers. Such audits do not include access to any of Amdocs' pricing, costs, revenues, profits, or other similar commercial information, or information relating to any of Amdocs' other customers. The foregoing shall not prevent access by the auditor, if relevant, to Amdocs records (i) indicating the amount of revenues received from Company under the Agreement; (ii) supporting time and materials charges to Company under the Agreement; or (iii) in order to comply with applicable Law or GAAP (generally accepted accounting principles).

16.10.3  Audits shall:

         (a)      **

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         (b) not be permitted to the extent they have a materially adverse impact on Amdocs' ability to perform the Services in accordance with the Service Levels, unless Company relieves Amdocs from meeting the applicable Service Levels;

         (c) be conducted expeditiously, efficiently, and at mutually agreed upon business hours; and

         (d) be conducted upon reasonable prior written notice, which shall be at least **.

16.10.4 Company shall be permitted to designate a Third Party auditor who is not an Amdocs Competitor, to perform the Audit, at Company's expense.

16.10.5 If an Audit demonstrates that Amdocs' invoices for the audited period were not correct, Amdocs shall promptly credit Company for the amount of any paid overcharges (plus Late Payment Interest), or Company shall promptly pay Amdocs for the amount of any undercharges (plus Late Payment Interest), as the case may be. In the event that any Audit reveals a material overcharge for the audited period, Amdocs shall pay all expenses associated with such Audit.

16.10.6  **

16.10.7  **

16.11    SEVERABILITY.

         If any provision of this Agreement or any Order is invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement or Order; in such event, the invalid or unenforceable provision will be deemed to be deleted, and the rights and obligations of Amdocs and Company will be interpreted accordingly. The parties shall cooperate in good faith to replace the invalid or unenforceable provision with a valid and enforceable one that achieves the same ends (to the maximum legal extent) as the provision determined to be invalid or unenforceable.

16.12    ENTIRE AGREEMENT AND CHANGES.

         With the exception of the NDA, this Agreement (including the Schedules) and Orders hereunder shall constitute the entire agreement between Company and Amdocs and shall supersede all oral and written quotations, communications, representations, agreements and understandings of the parties, so-called "SHRINK WRAP" or "CLICK WRAP" licenses, with respect to the subject matter thereof. This Agreement and any Orders may not be modified, amended, or otherwise altered except by a written instrument signed by a duly authorized representative of each Party. Any terms that may appear on Amdocs' invoices or any of Company's documents that add to, vary from or conflict with the provisions of this Agreement or the applicable Orders shall be void. Any required or permitted notices, consents, waivers or other such matters under this Agreement shall be valid only if in writing and signed by a duly authorized representative of the Party against whom the enforcement is sought. The provisions of this Agreement shall control with respect to any contrary provisions of any Order, invoice or other related document, instrument or certificate, unless such Order, invoice

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         or other document specifically refers to this Agreement and states that it is intended to supersede any provisions to the contrary set forth herein.

16.13    GOVERNING LAW AND DISPUTE RESOLUTION.

16.13.1 This Agreement shall be governed, construed, interpreted and enforced by the Laws of the State of New York governing contracts between New York parties and to be performed wholly within the State of New York and without reference to its principles of conflicts of law or any treaties, conventions or other international agreements between the **.

16.13.2 Company and Amdocs will use their best efforts to resolve any controversy or claim arising out of or relating to this Agreement or an Order, through good faith negotiations, including the following escalation procedure and time limits set forth in Section 16.13.2,
         16.13.3 and 16.13.4 (the "DISPUTE RESOLUTION PROCEDURE"), unless otherwise agreed in writing by the Parties:

         Escalation Level                             Time Limit to Resolve
                                                      Matter (unless relevant
                                                      personnel agree in writing
                                                      to extend)

                  **

         If any escalation level does not resolve any matter to the Parties' mutual satisfaction, the persons at such level will jointly brief and provide the next level with all information and background material necessary to resolve the matter through negotiations. **

         (the "EXPEDITED DISPUTE RESOLUTION PROCEDURE"), after which time, if the dispute remains unresolved, each Party may immediately proceed to seek resolution of the matter in accordance with Section 16.13.3. For avoidance of doubt, the Parties shall not make any claims for remedies based on an alleged breach of a Party's obligations (except for injunctive relief/specific performance of Amdocs' obligation to provide uninterrupted continuous Services or Company's permitted access to the Source Code), assert any right to terminate or provide written notice of termination, or commence any other dispute resolution process, without first attempting to resolve the matter through the foregoing Dispute Resolution Procedure or Expedited Dispute Resolution Procedure, as applicable. Such procedures shall not prejudice any other rights hereunder (e.g., specified time periods shall be extended as mutually agreed to allow for completion of the escalation procedure time periods).

16.13.3 Subject to Section 16.13.5 below, any controversy or claim, whether based on contract, tort or other legal theory (including, but not limited to, any claim of fraud or misrepresentation), arising out of or relating to this Agreement (including its interpretation, performance, breach or termination) not resolved as provided in Section 16.3.2 shall be resolved exclusively by arbitration in accordance with the following provisions:

         (a) The arbitration will be conducted in New York, NY in accordance with the rules of the American Arbitration Association (the "RULES"). The tribunal shall

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

                  consist of three (3) arbitrators ("ARBITRATORS"), one of whom shall be selected by Amdocs, one of whom shall be selected by the Company (if ** is party to the arbitration, the Amdocs-related parties shall only select one (1) arbitrator collectively) and one of whom shall be selected in accordance with the Rules. All Arbitrators shall have at least ten (10) years of experience in negotiating, drafting and/or enforcing outsourcing relationship agreements. No Arbitrator shall have any prior relationship with or connection to Amdocs or any Amdocs Affiliates or Amdocs subsidiaries or Amdocs Competitors or Company or any Company Affiliates or Company subsidiaries or Company Competitors. In the case of Expedited Dispute Resolution Procedure, each party will select its Arbitrator within three (3) days after either Party has determined to seek arbitration in accordance herewith and the two (2) so selected will select the third (3rd) within three (3) Business Days thereafter.

         (b) Following appointment, the Arbitrators shall set forth the schedule and timing of the arbitration proceedings. In the case of Expedited Dispute Resolution Procedure, such proceedings will be held within ** after the Arbitrators have been selected and the decisions rendered within ** thereafter.

         (c) The Arbitrator will be bound by the provisions of this Agreement including, but not limited to, the provisions of
                  Section 13 (Warranty and Representations), Section 16.7 (Liability) and Section 15 (Term and Termination). The Arbitrator shall have no power or authority to make or issue orders of any kind except as permitted by this Agreement, and in no event shall the Arbitrator have the authority to make any award that provides for punitive or exemplary damages or to amend the provisions of this Agreement.

         (d) Upon rendering an award or a decision, the Arbitrator shall set forth in writing the basis of such award or decision, which shall be final and binding upon the parties. Notwithstanding the foregoing, each Party retains the right to request a court of competent jurisdiction to vacate such award or decision on the grounds of the Arbitrator's failure to abide by the provisions of this Agreement or any applicable Order.

         (e) Judgment on the award or any other final or interim decision rendered by the Arbitrator may be entered, registered or filed for enforcement purposes in any court having jurisdiction thereof.

         (f) Each of the parties will cooperate with the Arbitrator and will provide the Arbitrator with all information in their possession or under their control necessary or relevant to the matter being determined. The parties will use their reasonable efforts to cause any arbitration hearing that may be held hereunder to be completed as soon as practicable.

         (g) The Arbitrator will have the power to order the production of documents by each Party and any third party witnesses; however, the Arbitrator will not have the power to order the taking of depositions, the answering of interrogatories or the responses to requests for admission.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         (h) The Arbitrator shall not have the power to award damages which are excluded or limited under this Agreement, and each Party irrevocably waives any claim to such damages.

         (i) Any Party refusing to comply with an order, award and/or determination by the Arbitrator will be liable for costs and expenses, including legal fees, incurred by the other Party in enforcing such order, award and/or determination.

16.13.4 The Arbitrator shall have the right to assess costs in such manner as he or she deems just.

16.13.5 A Party seeking injunctive relief, including, without limitation, appropriate specific performance of a Party's obligations hereunder(such as **), shall continue to perform such Party's obligations hereunder in the event of such a breach.

         ** In such event, the Company may seek and obtain specific performance of these provisions in any Federal district court having jurisdiction in Illinois, and seek temporary and permanent injunctive relief to prevent or stop any breach or violation thereof. In such event, Amdocs knowingly and willingly consents to the exclusive jurisdiction of such court and knowingly and willingly waives any arguments or defenses as to such jurisdiction and/or venue. The prevailing Party in any such action shall be entitled to all of its reasonable attorney fees and other reasonable costs and expenses associated with the enforcement of such provisions. **

16.13.6  **

16.14    INDEPENDENT CONTRACTORS.

         Amdocs, in furnishing services to Company hereunder, is acting as an independent contractor. No employer-employee relationship exists between a Party and the other Party's employees or subcontractors' employees. Amdocs is not an agent of Company and has no right, power or authority, expressly or impliedly, to represent or bind Company as to any matters, except as expressly authorized in this Agreement. Company is not an agent of Amdocs and has no right, power or authority, expressly or impliedly, to represent or bind Amdocs as to any matters, except as expressly authorized in this Agreement.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

16.15    RISK OF LOSS.

16.15.1 Amdocs is responsible for risk of loss of and damage to equipment owned, leased, or rented by Company or its Affiliates that is located at an Amdocs Site, and any loss of and damage to software owned by or licensed to Company or its Affiliates that is in Amdocs' or its Affiliate's possession at the time of such loss or damage, except for such loss or damage that is due to the negligence or willful misconduct of the Company Personnel or other equipment or software that is under the responsibility and control of Company or its Affiliates.

16.15.2 Company is responsible for risk of loss of and damage to equipment owned, leased, or rented by Amdocs or its Affiliates that is located at a Company Site and any loss of and damage to software owned by or licensed to Amdocs or its Affiliates that is in Company's or its Affiliate's possession at the time of such loss or damage, except for such loss or damage that is due to the negligence or willful misconduct of the Amdocs Personnel or other equipment or software that is under the responsibility and control of Amdocs or its Affiliates.

16.16    ASSIGNMENT AND SUBCONTRACTS.

16.16.1 Any assignment, subcontract or other transfer of a Party's rights or obligations under this Agreement or any Order hereunder requires the prior written consent of the other Party which consent shall not be unreasonably withheld, delayed or conditioned if the proposed assignee is not an Amdocs Competitor or a Company Competitor. Prior to any such assignments, the assignee will be required to provide the other Party with a written undertaking to comply with all the assignor's obligations under this Agreement and the applicable Orders. Additionally, in the event of the merger or consolidation of Company or sale or other transfer of all or substantially all of the assets or equity of Company to another entity that is not an Amdocs Competitor, or the transfer of such assets or equity to such other entity due to a corporate reorganization, no consent shall be required and such entity will be entitled to all benefits of this Agreement and of the Orders hereunder, provided that such entity first provides Amdocs with a written undertaking to comply with all of Company's obligations under this Agreement and the Orders. Any attempted assignment that does not comply with the foregoing shall be null and void. All permitted assignments shall be without any transfer or other additional fees by the Company or any assignee of Company (other than the fees payable by the Company from time to time under this Agreement).

16.16.2 Notwithstanding the foregoing, it is agreed that Amdocs may subcontract or assign the provision of licenses, services or Third Party products hereunder to any of Amdocs' Affiliates and/or to specialist subcontractors (all referred to in this Agreement as the "AUTHORIZED SUBCONTRACTORS"); provided that:

         (a) Amdocs shall be responsible for the performance (or non-performance, as the case may be) of any part of this Agreement and any Order hereunder which is subcontracted to an Authorized Subcontractor;

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         (b) Amdocs' obligations under this Agreement and the Orders hereunder shall remain in full force and effect, despite the involvement of Authorized Subcontractors in performance of this Agreement;

         (c) the applicable terms of this Agreement (including, without limitation, those referred to in Section 15.8) shall also apply to the Authorized Subcontractors;

         (d) any such Authorized Subcontractor shall not be a Company Competitor; and

         (e)      **

         The Authorized Subcontractors that require access to the Legacy Systems, Company Equipment, the Company Facilities, the Company Owned Software, and/or the Company Third Party Software in order to provide the Services and/or Additional Services will receive such access, and the Authorized Subcontractors' personnel will be treated in all respects as Amdocs' Personnel.

16.16.3  **

16.16.4  **

16.17    INDEMNIFICATION.

16.17.1 Subject to the procedures specified in Section 16.17, Amdocs shall defend, indemnify and hold Company, its Affiliates and their respective officers, directors, employees, successors, and assigns ("COMPANY INDEMNITEES") harmless from and against any and all liabilities, losses, costs, damages, and expenses, including reasonable attorney's fees, arising out of any claim by any Third Party against any of them for infringement or misappropriation of any Intellectual Property Rights based upon use of the Amdocs Systems, Amdocs Third Party Software in the performance of this Agreement or any specifications, instructions, or requirements provided by Amdocs to Company. If any injunction or order is obtained against Amdocs' use of the Amdocs Systems or Amdocs Third Party Software, Amdocs, at its sole discretion and expense, shall either procure a license to continue to use the Amdocs Systems or Amdocs Third Party Software, as applicable, or develop or obtain a non-infringing and functionally-equivalent substitute provided that any such substitute shall not in any way impair the functionality, reliability or performance of the Company's billing and CRM systems. Should Amdocs' failure to procure such license or obtain such substitute within ** after any such injunction or order prevents Amdocs from providing Services to Company, Company shall have the right to terminate this Agreement, effective on the Termination Date specified by Company, **. ** and Company shall defend, indemnify, and hold the Amdocs Indemnitees harmless from and against, any and all liabilities, losses, costs, damages, and expenses, including reasonable attorneys' fees, arising out of any claim or action to the extent that it is based upon: (i) modification of the Amdocs Systems or Amdocs Third Party Software by Company Personnel, unless such modification has been approved by Amdocs in writing and in advance; (ii) the use by Company of any software provided by any Third Party other than in accordance with relevant software licenses; or (iii) the use, in accordance with the applicable license agreement,

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         of software owned by or licensed to Company or its Affiliates by a party other than Amdocs and supplied by Company to Amdocs. **

16.17.2 Subject to the procedures specified in Section 16.17.6, Company shall defend, indemnify, and hold Amdocs, its Affiliates, and their respective officers, directors, employees, successors, and assigns ("AMDOCS INDEMNITEES") harmless from and against any and all liabilities, losses, costs, damages, and expenses, including reasonable attorney's fees, arising out of, any claim by any Third Party against any of them for infringement or misappropriation of any Intellectual Property Rights based upon use by Amdocs of the Legacy Systems, the Company Owned Software, the Company Third Party Software, **. If any injunction or order is obtained against Amdocs' use of any software or other materials that Amdocs requires in order to perform services hereunder, Company may, in its reasonable discretion, either procure a license to enable Amdocs to continue to use any such infringing software or materials, or develop or obtain a non-infringing substitute. Company shall have no obligation to indemnify Amdocs, and Amdocs shall defend, indemnify, and hold the Company Indemnitees harmless from and against, any and all liabilities, losses, costs, damages, and expenses, including reasonable attorneys' fees, arising out of any claim or action to the extent that it is based upon: (i) modification of a program or machine by Amdocs Personnel; (ii) Amdocs' combination, operation, or use with apparatus, data, or programs not furnished by Company **; (iii) the use by Amdocs of any software provided by any Third Party other than in accordance with relevant software licenses; or (iv) **.

16.17.3 Subject to the procedures specified in Section 16.17.6, Amdocs and Company shall indemnify, defend, and hold the Company Indemnitees and Amdocs Indemnitees, respectively, harmless with respect to any Third Party's claim alleging bodily injury, including death, or damage to tangible personal or real property (excluding data), in the event that such injury or damage arises from acts or omissions that constitute gross negligence, willful misconduct, or violations of Laws by the indemnifying Party or its Personnel.

16.17.4 Subject to the procedures specified in Section 16.17.6, Amdocs shall indemnify, defend, and hold the Company Indemnitees harmless with respect to any Third Party's claim relating to any violation by Amdocs or its Affiliates, or their respective officers, directors, employees, representatives or agents, of Federal, state, provincial, local, international or other Laws or regulations or any common law protecting persons or members of protected classes or categories, including Laws prohibiting discrimination or harassment on the basis of a protected characteristic.

16.17.5 Subject to the procedures specified in Section 16.17.6, Company shall indemnify, defend, and hold the Amdocs Indemnitees harmless with respect to any Third Party's claim relating to any violation by Company or its Affiliates, or their respective officers, directors, employees, representatives or agents, of Federal, state, provincial, local, international or other Laws or regulations or any common law protecting persons or members of protected classes or categories, including Laws prohibiting discrimination or harassment on the basis of a protected characteristic.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

16.17.6 Any claims for indemnification hereunder shall be subject to the following procedures:

         (a) The indemnified Party shall promptly notify the indemnifying Party in writing of a claim covered by this Section 16.17.6.

         (b) The indemnified Party shall not admit any liability whatsoever.

         (c) The indemnifying Party shall be entitled to sole control of the defense and investigation of the claim (the "DEFENSE") at its own expense, and to use attorneys of its choice. The indemnifying Party shall not be liable to the indemnified Party for any costs of the Defense, except for such costs incurred at the indemnifying Party's request.

         (d) The indemnified Party shall cooperate in all reasonable respects with the indemnifying Party and its attorneys in the Defense of such claim, and may reasonably participate at its own expense, through its attorneys or otherwise, in such Defense, provided that such participation does not interfere with the indemnifying Party's Defense.

         (e) All settlements of claims subject to indemnification under this Section shall include an appropriate non-disclosure agreement with the Third Party claimant prohibiting disclosure of the terms of such settlement. Neither party shall have any material liability or obligation or be subject to any provision which would materially and adversely affect the party's ability to conduct its normal business operations under any settlement agreement entered into by the other party, unless the affected party has expressly approved such settlement in writing.

         (f) The indemnifying Party shall be subrogated to the rights and defenses of the indemnified Party to the extent of, and with respect to, the indemnifying Party's obligation to indemnify the indemnified Party under this Section 16.17.

16.18    INSURANCE.

         Amdocs agrees that upon execution of this Agreement, Amdocs shall procure and maintain insurance coverage with limits and conditions not less than those specified in Schedule 23.

16.19    [OMITTED, NOT USED].

16.20    SURVIVAL OF OBLIGATIONS.

         Obligations under this Agreement or any Order, which by their nature would continue beyond the termination, expiration or other ending of this Agreement or any Order (including by way of illustration only and not limited to, those in the Sections entitled Liability and Confidentiality and Right to Use and Data Privacy and Governing Law and Dispute Resolution and Indemnification) shall survive the termination, expiration or other ending of this Agreement or any Order.

16.21    HEADINGS NOT CONTROLLING.

         The headings of the Sections of this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

16.22    NOTICES.

16.22.1 Any notification, demand or communication which under the terms of this Agreement or otherwise must or may be given or made by a Party shall be in writing and shall: (i) be given in person, (ii) made by any delivery (courier) services requiring signature of receipt or fax, addressed or transmitted to the respective Parties' addresses specified below, or
         (iii) sent by postal services as provided below. Notwithstanding the foregoing, important notices under this Agreement (e.g., those regarding a breach of obligations hereunder, termination, etc.) shall only be sent by courier services to ensure prompt and actual receipt.

16.22.2 Amdocs and Company may also communicate with each other, for their day-to-day project activities and management to be performed under this Agreement, by electronic means, including via e-mail. An identification code (called a user ID) contained in an electronic document will be deemed sufficient to verify the sender's identity and the document's authenticity.

16.22.3 Unless specified otherwise in the Agreement, when either Party is required to provide notice to the other, such notice shall be deemed given when delivered within the same country: (i) the day of receipt, if delivered in person; (ii) the third (3rd) Business Day after being given to an express courier with a reliable system for tracking delivery; or (iii) the fifth (5th) Business Day after the date of mailing, when using local postal services for registered or certified mail (airmail or first class mail), return receipt requested, postage prepaid.

16.22.4 Amdocs and Company shall provide notices under this Agreement to the following addresses and persons:

         If to Amdocs:                            If to Company:

         **                                       **

                                                  With copies to:

                                                  **

16.22.5 Either Party may change its address and phone for notification purposes by giving the other prior written notice of the new information and its effective date.

16.23    SUCCESSORS AND ASSIGNEES.

         This Agreement shall be binding upon and inure to the benefit of the parties hereof and to their permitted successors and assignees.

16.24    PUBLICITY.

         Each Party must obtain the other's prior written consent before publicly using or publicly disclosing any advertising, written sales promotion materials, press releases, information or other publicity matters relating to this Agreement (including, without _limitation, the negotiation, execution and delivery hereof). Subject to the foregoing,

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

         the parties agree to cooperate regarding the timing and issuance of one or more press releases relating to this Agreement. Once at least one mutually agreed public press release has occurred, each Party may refer to the other in its public filings required by law or regulation and/or marketing materials as a customer or vendor, as applicable. Notwithstanding the foregoing, neither Party may use the trade names, trademarks, service names or service marks of the other Party for any purpose without the express prior written consent of the other Party, which consent may not unreasonably be withheld, delayed or conditioned.

16.25    THIRD PARTY BENEFICIARIES.

         This Agreement is entered into solely between, and may be enforced only by, Company, Company Affiliates and Amdocs. Except for such Company Affiliates, this Agreement shall not be deemed to create any rights or causes of action in or on behalf of any third parties, including without limitation employees, suppliers and customers of a Party, or to create any obligations of a Party to any such third parties.

16.26    COVENANT OF GOOD FAITH.

         Each Party agrees that, in its respective dealings with the other Party under or in connection with this Agreement, it shall act in good faith.

16.27    ACKNOWLEDGMENT.

         The Parties each acknowledge that the terms and conditions of this Agreement have been the subject of active and complete negotiations, and that such terms and conditions should not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement.

16.28    ORDER OF PREFERENCE.

         In the event of conflict in substance or impact between this Agreement and any Schedule, this Agreement controls, subject to the right of Company and Amdocs to mutually amend this Agreement and Schedules as set forth herein. The provisions of this Agreement govern and control as to any "CLICK SCREENS", "SHRINK WRAP" terms or "CLICK-WRAP" terms to the contrary.

16.29    EXECUTION OF AGREEMENT.

         This Agreement may be executed in duplicate counterparts and both together will constitute one and the same document. In the event that this Agreement is not signed simultaneously by both parties, the Agreement will, unless otherwise agreed in writing, become null and void if the party who is the second signatory of this Agreement does not sign it and submit a signed copy to the party that signed it first within fifteen (15) days of the date on which the first party signed this Agreement. This Agreement may be executed in duplicate counterparts and both together will constitute one and the same document.

16.30    TRADENAMES/TRADEMARKS.

         Neither party will use the tradenames or trademarks of the other Party without the express, prior written consent of the other Party.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

16.31    **



         IN WITNESS WHEREOF, Company and Amdocs, pursuant to due corporate authority, have caused this Agreement to be signed in their respective names on the date(s) set forth below.

ACCEPTED:                                   ACCEPTED:

RURAL CELLULAR CORPORATION                  AMDOCS SOFTWARE SYSTEMS LIMITED

("COMPANY")                                 ("AMDOCS")

By:______________________________           By:    ____________________________

            (Signature)                                   (Signature)

Name:____________________________           Name:  ____________________________

         (Typed or Printed)                            (Typed or Printed)

Title: _________________________            Title:  ___________________________

         (Typed or Printed)                            (Typed or Printed)

Date: __________________________            Date:   ___________________________

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

                                   SCHEDULE 12
                           TO CRM AND BILLING MANAGED
                               SERVICES AGREEMENT

                                   DEFINITIONS

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page i

                                TABLE OF CONTENTS

CHAPTER 1. INTRODUCTION .................................................      1
    1.1.   GENERAL ......................................................      1
    1.2.   PURPOSE OF SCHEDULE ..........................................      1
CHAPTER 2. DEFINITIONS ..................................................      1

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 1
INTRODUCTION

                                                         CHAPTER 1. INTRODUCTION

1.1.  GENERAL

1.1.1 This Schedule 12 is attached to and incorporated by reference in that CRM and Billing Managed Services Agreement by and between RCC and Amdocs dated as of February 5, 2004 (the "AGREEMENT"). Capitalized terms not defined in this Schedule shall have the meanings given them in the Agreement.

1.2.  PURPOSE OF SCHEDULE

1.2.1 This Schedule provides a consolidated list of definitions for terms and abbreviations used in the Agreement and throughout the Schedules that are attached to the Agreement.

1.2.2 For purposes of this Agreement, all terms defined herein shall have the meanings so defined unless specified otherwise.

1.2.3 A term defined in the singular shall include the plural and vice versa when the context so indicates, and words connoting gender shall include all genders. References to Sections and Schedules are to sections and schedules of and to this Agreement, except in any Order when references to Sections are to sections of the relevant Order, unless specified otherwise.

                                                          CHAPTER 2. DEFINITIONS

The terms listed below and used in the Schedules related to the Agreement shall have the following meanings:

       Term                                    Definition
-------------------     --------------------------------------------------------
Account Manager         As described in Schedule 11, Section 2.2.1.

Acquisition and         As described in Schedule 3, Section 4.2.1 and 4.2.2.
Formatting (A&F)

Additional Services     **

**                      **

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 2
DEFINITIONS

       Term                                   Definition
-------------------     -------------------------------------------------------
Affiliate               Except as otherwise provided in this Agreement, as to
                        any Party, any other entity that, directly or
                        indirectly, controls, is controlled by, or is under
                        common control with, such Party, where "CONTROL" means
                        the holding, directly or indirectly, of more than fifty
                        percent (50%) of the outstanding equity ownership of
                        such Party or entity. "COMPANY AFFILIATE" includes
                        Current Company Affiliates and any New Affiliates, but
                        is limited in all events only to those Company
                        Affiliates receiving Services from Amdocs.

Agreed Maintenance      As described in Schedule 11, Section 2.1.
Window

Agreement               This Agreement between Company and Amdocs, including all
                        Schedules, attachments and all items incorporated herein
                        by reference.

Amdocs Amdocs Software Systems Limited, a corporation incorporated under the Laws of Ireland, having its principal offices at Regus House, 2nd Floor, Harcourt
                        Centre, Harcourt Road, Dublin 2, Ireland.

Amdocs Billing          As described in Schedule 3, Chapters 2 and 3.
Platform (ABP)

Amdocs Competitors      Entities identified in Schedule 21, as such list may be
                        reasonably modified by Amdocs from time to time on
                        written notice to the Company.

Amdocs Data Center      As described in Schedule 11, Section 2.3.

Amdocs Delay            As described in Schedule 6, Section 2.2.2.

Amdocs Equipment        The hardware and other materials (excluding the Amdocs
                        Third Party Software and including the **) owned by Amdocs or leased from Third Parties by Amdocs, and used by
                        Amdocs Personnel in the performance of the Services.

Amdocs Facilities       The office space and facilities at the Amdocs Sites that
                        are used by Amdocs Personnel in the performance of the
                        Services, as described in Schedule 1.

Amdocs Indemnitees      As described in MSA Section 16.17.2.

Amdocs Legal            The Laws applicable to Amdocs' business and its
Requirements            performance of Amdocs' obligations under this Agreement.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 3
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Amdocs Solution         The Amdocs Systems, Services, **, Amdocs Equipment, and
                        Amdocs Third Party Software used by Amdocs to provide an
                        end-to-end service bureau solution offering to Company
                        for CRM and billing.

Amdocs Systems          **

Amdocs Third-Party      The software licensed or leased by Amdocs from Third
Software                Parties and used by Amdocs Personnel in the performance
                        of the Services (the Amdocs Third Party Software
                        anticipated to be used by Amdocs in providing the
                        Services, a preliminary list of which are listed on
                        Schedule 7, where defined Amdocs Third Party Software
                        may be updated from time to time).

Amdocs Work             The Issue tracking and ticketing system used at the
Management System       Amdocs Champaign facility.
(WMS)

**                      **

Application Protocol    As described in Schedule 24, Section 2.1.3.
Interface (API)

Arbitrators             As described in MSA Section 16.13.3.

Audit and Control       As described in Schedule 3, Section 4.2.2.
(A&C)

Audits                  As described in MSA Section 16.10.2.

Authorized              As described in MSA Section 16.16.2.
Subcontractors

Base Fee                As described in Schedule 6, Section 2.2.2.

Bill Formatter (BF)     As described in Schedule 3, Section 4.3.4.

Billing Cycle           A grouping of Subscriptions for invoicing that all have
                        the same cycle date for commencement of billing with the
                        same parameter for cycle process start, data included in
                        processing, and time through delivery of files to print
                        vendor.

Billing Operations      As described in Schedule 11, Section 2.4.
Team - "BOT"

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 4
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Billing Systems Needs   As described in Schedule 3, Section 3.4.
Document

Blue-Green-Yellow-      As described in Schedule 9, Section 2.3.
Red (BGYR)

BPT                     As described in Schedule 10, Section 4.12.

Breaching Party         As described in MSA Section 15.4.1.

Business Day            Any day in the Territory other than a Saturday, Sunday
                        or statutory or corporate holiday observed by Company.

Business Decision       As described in Schedule 25, Section 6.1.
Points

Business Operations     Any day in the Territory that Company and/or Company's
Day                     Affiliates are providing telecommunication services to
                        Company's and Company Affiliates' customers.

CBF                     Critical Business Function.

CCT                     Customer Conversion Testing as described in Schedule 10,
                        Section 3.3.6.

Change Any change or modification to the Amdocs Solution, Amdocs Sites, and any Additional Services agreed by the Parties to be performed by Amdocs or other systems or equipment or facilities used by Amdocs Personnel in performance of the Services, (except that any change, to any of the foregoing, within the agreed scope of the Services, prior to the sign-off by the Parties of the IIW documents shall not be a Change).

Change Control          Defined set of actions that are to be followed to
Procedures              facilitate necessary production Changes, while also
                        providing a forum for modifying or rejecting Changes
                        that pose unnecessary risk.

Change Control          As described in Schedule 11, Section 2.2.2.5.
Process

Change Management       The procedures for implementing any Changes, (including
Procedures              the ordering and provision of any Additional Services),
                        as specified in MSA Section 12.

Change Request          A written request by either Party for any Change.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 5
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
**                      **

Code                    United States Bankruptcy Code.

Communication Plan      As described in Schedule 18, Section 2.3.4.

Company Rural Cellular Corporation, a corporation incorporated under the Laws of the State of Minnesota, the United
                        States of America, having its principal offices at 3905
                        Dakota Street SW, Alexandria, MN 56308.

Company Business        As described in Schedule 5, Chapter 2.
Region

Company Business        As defined on Schedule 5, Chapter 2, Paragraph 1.
Region

Company Competitor      **

Company Data            Data and information related to Company's or any Company
                        Affiliates' customers and other records, data, files,
                        input materials, reports, forms, and other such items of
                        Company or any Company Affiliates that are received by
                        Amdocs Personnel in the performance of the Services and
                        include all Company Data obtained, generated, stored,
                        manipulated or otherwise managed by Amdocs in its
                        provision of the Services.

Company Delays          As described in Schedule 6, Section 2.2.2.

Company Equipment       The hardware and other materials (excluding the Company
                        Owned Software and the Company Third Party Software -
                        collectively the ("COMPANY SOFTWARE")) owned by Company
                        or Company Affiliates or leased from Third Parties by
                        Company or Company Affiliates, and used by Amdocs
                        Personnel in the performance of the Services as detailed
                        on revised Schedule 7 after the IIW to reflect the
                        extent of Amdocs need to access/interface with Company
                        Equipment, Company Software and Company Third Party
                        Software.

Company Facilities      The occasional work space and facilities at the Company
                        Sites, as described in Schedule 2.

Company                 As described in MSA Section 16.17.1.
Indemnitees

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 6
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Company Legal           The Laws applicable to Company's and Company Affiliates'
Requirements            businesses and its/their performance of its/their
                        obligations under this Agreement.

Company Owned           Software owned by Company or Company's Affiliates and
Software                used by Amdocs in performance of the Services as
                        detailed on revised Schedule 7 following the IIW.

Company Platform        Means the hardware and any Third Party systems hardware
                        that meet the minimum equipment standards provide by
                        Amdocs in Schedule 7 and that is used by Company
                        Personnel upon and in conjunction with which the Amdocs
                        Systems will operate.

Company Third Party     The software licensed or leased by Company or Company
Software                Affiliates from Third Parties and used by Amdocs
                        Personnel in the performance of the Services as detailed
                        on revised Schedule 7 following the IIW.

Conditional             **
Acceptance

Control Configuration   As described in Schedule 24, Section 2.3.11.
(CC)

Conversion Plan         As described in Schedule 10, Section 4.9.

Core Software           **

CR Committee            As described in MSA Section 12.3.1.

CRM                     Customer Relationship Management.

CSM                     Customer Service Management.

CSR                     Customer Service Representative.

Current Company         Those Affiliates of Company in the Territory that are
Affiliates              listed in Schedule 14 to this Agreement that are
                        currently anticipated to be receiving Services under
                        this Agreement as well as **.

Current Lines of        **
Business

Customer Interaction    As described in Schedule 3, Section 3.2.
Management (CIM)

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 7
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Cycle Management        As described in Schedule 11, Section 2.4.3.
Team

Date Compliant          As described in MSA Section 13.3(j).

Days Except as otherwise specifically provided in this Agreement (including any Schedule), calendar days.

Defense                 As described in MSA Section 16.17.6.

Definition Process      As described in Schedule 9, Section 1.2.

Disaster Recovery       As described in Schedule 13, Section 2.1.
Plan (DRP)

Disaster Recovery       As described in Schedule 13, Section 3.2.
Services

Disaster Recovery       As described in Schedule 13, Section 3.1.
Site

Dispute Resolution      As described in MSA Section 16.13.2.
Procedure

Disputed Amount         As described in MSA Section 14.5.3.

Documentation           Amdocs' full and complete English language documentation
                        of the Amdocs Solution, as provided for in Schedule 7.

**                      **

EBPP                    Electronic Bill Presentment and Payment.

Effective Date          As described in the MSA Recitals.

EMS                     Error Management System.

EMS Case Grouping of messages generated by the EMS system that needs corrective actions.

End of Day              Series of batch jobs run at the end of each Business
                        Operations Day to update the Amdocs Systems in
                        preparation for next Day.

Enhancements            **

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 8
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Envelope Parameters     As described in Schedule 4, Section 1.2.

Escrow Agreement        As described in MSA Section 10.4.1.

Executive Operations    As described in Schedule 15, Chapter 5.
Review Board

Expedited Dispute       As described in MSA Section 16.13.2.
Resolution

Expedited Disputes      As described in MSA Section 16.13.2.

**                      **

**                      **

Extension Term          As described in MSA Section 15.2.

Extension Year          As described in Schedule 6, Section 2.3.5.

Final Acceptance        **

Final Acceptance        **.
Date

Force Majeure Event     As described in MSA Section 16.9.

Force Majeure Period    As described in MSA Section 15.3.

Functional              **
Specifications

G/L                     Means General Ledger.

Gap Mediation           **

Generally Available     Means the availability of certain generic and
(GA)                    proprietary software products, **, for general use by
                        Amdocs customers or is available in the
                        telecommunications market place and which have been
                        tested and approved by Amdocs for business operations
                        use by its customers.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 9
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Go-Live Date            As described in Schedule 6, Section 2.2.2.

H/W                     Hardware (Amdocs Equipment).

Help Desk               As described in Schedule 11, Section 2.2.2.3.

High Availability (HA)  As described in Schedule 24, Section 2.4.

**                      **

IIW                     As described in Schedule 10, Section 4.2.

**                      **

Implementation and      As described in MSA Section 2.2.1 and Schedule 10.
Migration Services

Included                As described in Schedule 6, Section 2.2.2.
Subscriptions

Individual BGYR state   As described in Schedule 9, Section 2.3.

Industry                As described in MSA Section 13.3(d).

**                      **

**                      **

Infrastructure          The facilities and the hardware responsible for
                        providing Amdocs Systems operations.

Initial Expense Cap     As described in Annex 1 to Schedule 6.

Initial Term            As described in MSA Section 15.1.

Intellectual Property   Patents, trade secrets, trade dress, trademarks, trade
Rights                  names, confidential business information, copyrights,
                        and all other proprietary rights of a Person, in each
                        case whether registered or unregistered, but in each
                        case enforceable (or alleged to be enforceable) in the
                        Territory or in Ireland.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                Page 10
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Interface               A bulk data transfer between the Amdocs Systems and an
                        external application; generally a file interface.
                        Includes all batch and online interfaces.

IP Deployment           As described in Schedule 6, Section 2.4.2.
Specialists

IP Developers           As described in Schedule 6, Section 2.4.2.

Issue                   Any trouble, fault or defect related to the Amdocs
                        Solution.

Key Interface           A subset of all Interfaces including all Interfaces
                        which are considered business critical.

Key Performance         Defined key business operations needs that are the basis
Indicators (KPIs)       for Service Levels.

Key Personnel           As described in MSA Section 8.1.3.

KPI Grace Periods       As described in Schedule 9, Section 3.1.

KPI Score               As described in Schedule 9, Chapter 6.

KPI Suspension          As described in Schedule 9, Section 3.1.
Events

LAN                     Local Area Network.

**                      **

Late Payment Interest   **

Laws All laws, statutes, regulations, rules, executive orders, supervisory requirements, directives, circulars, opinions, interpretive letters and other official releases of or by any government in the Territory, or any authority, department or agency thereof, including
                        Laws relating to data privacy or data protection ("DATA
                        PRIVACY LAWS ").

Legacy Systems          As described in Schedule 5, Section 1.2.

LEL or Local            **
Extension Layer

License                 As described in MSA Section 10.5.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                Page 11
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
**                      **

Maintenance             **

Monthly KPI Program     As described in Schedule 9, Section 4.1.1.

Monthly KPI Report      As described in Schedule 9, Section 2.3.

**                      **

NDA                     As described in MSA Section 16.3.1.

New Affiliate           As described in MSA Section 6.8.4.

New Lines of            **
Business

Non-Compliant Party     As described in MSA Section 13.1.2.

Non-Terminating         As described in MSA Section 15.7(j).
Party

Ongoing Support         As described in Schedule 11, Section 2.5.
(OGS)

Ongoing Support         As described in Schedule 11, Section 2.4.3.2.
Team (OGS Team)

Operating Period        As described in Schedule 6, Section 2.2.2.

Operations Transition   As described in Schedule 10, Section 4.11.
Plans

Order A Company document issued, executed, confirmed or acknowledged in writing by both Parties ordering any Additional Services.

Order and Billing       As described in Schedule 25, Section 3.3.3.
Forum (OBF)

Outsourcing Services    As described in MSA Section 2.3.1 and Schedule 11,
                        Section 1.2.

Party                   Company or Amdocs; "PARTIES " means both of them.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                Page 12
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Payee                   As described in MSA Section 14.3.

Payer                   As described in MSA Section 14.3.

Payment Escrow          As described in MSA Section 14.5.3.
Agent

Payment Escrow          As described in MSA Section 14.5.3.
Agreement

**                      **

Performance Test Lab    As described in Schedule 24, Section 2.3.14.
(PLAB)

Person Any natural person, corporation, limited liability company, limited liability partnership, general partnership, limited partnership, trust, association, governmental organization or agency, or other legal person or legally constituted entity of any kind.

Personnel               The employees of a Party, its Affiliates, its
                        subcontractors, agents, or Third Parties acting on
                        behalf of such Party. "COMPANY PERSONNEL" refers to the
                        Personnel of Company, and "AMDOCS PERSONNEL" refers to
                        the Personnel of Amdocs.

Plans                   As described in MSA Section 4.2.1.

Point Measurement       As described in Schedule 9, Chapter 6.
Period

Point of Sale (POS)     Point Of Sale is the retail system that supports sales
                        of equipment and services, including different types of
                        orders for new subscribers, equipment maintenance (i.e.,
                        upgrades), and equipment returns. This application has
                        cash management capabilities to support those activities
                        along with other cash management activities, including
                        payments, security deposits, voids, and refunds.

Portfolio Management    As described in Schedule 25, Section 6.1.
Team

Price Plan Clean        A request that has all the required information provided
Requests                (to be used following the IIW).

Price Plan Feature      An element of a price plan (i.e. voice mail,
                        mobile-to-mobile, etc.)

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                Page 13
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
**                      **

Priority Level          **

Product Catalog         As described in Schedule 3, Section 4.2.2.

Product                 As defined in Schedule 7, Chapter 2.
Documentation

Production              The highly available systems necessary to perform normal
Environment             business operations for Company

Production Manager      As described in Schedule 11, Section 2.2.2.

Project Core Teams      As described in Schedule 25, Section 6.3.2.

Project Management      As described in Schedule 10, Section 4.1 and Schedule
Office (PMO)            11, Section 2.2.3.

Project Manager         As described in MSA Section 11.3.1.

Project Plan            As described in MSA Section 4.1.1.

Proprietary             As described in Schedule 19.
Information

Receiving Party         As described in Schedule 20.

Reference Table         Request to make large or mass updates or changes to
Script Requests          reference tables (to be used following IIW).

Reference Tables        Tables in the Amdocs Systems that contain data that are
                        business specific to Company and define the business
                        behavior of the Amdocs System.

Release                 **

Renewal Period          As described in Schedule 18, Section 2.1.

**                      **

**                      **

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                Page 14
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
**                      **

Required Consents       The consents (if any) required to be obtained from Third
                        Parties in order to grant to Amdocs the right to use,
                        operate, maintain, manage and/or access, as necessary
                        for Amdocs' performance of the Services, the Amdocs
                        Equipment, the Amdocs Facilities, the Amdocs Third Party
                        Software, and any other rights included in the Right To
                        Use.

Research &              As described in Schedule 25, Section 3.3.3.
Development (R&D)

Retail Management       As described in Schedule 3, Section 4.4.2.
System (RMS)

Return to Normal        As described in Schedule 13, Section 3.2.11.

Right to Use            The rights granted hereunder by Company to Amdocs to use
                        operate, maintain, manage and/or access Company
                        Equipment, the Company Owned Software, the Company Third
                        Party Software and other software, systems or equipment
                        owned, leased or used by Company or Company Affiliates,
                        and required for Amdocs to provide the Services.

Roles and               Parties' respective responsibilities with respect to all
Responsibilities        related activities to the Amdocs Solutions and
                        additional activities defined in Schedule 8.

RTU License             The rights granted hereunder by Amdocs to Company and
                        all Company Affiliates to use, operate, maintain, manage
                        and/or access the Amdocs Systems and the Documentation
                        required for Company and/or any such Company Affiliates
                        (a) to utilize the Services while Amdocs is providing
                        Services to Company and/or such Company Affiliates
                        pursuant to this Agreement, **.

RTU License Fee         As described in Schedule 6, Section 2.2.1.

Rules                   As described in MSA Section 16.13.3.

**                      **

Service Delivery        As described in Schedule 11, Chapter 2, Section 2.2.
Management

Service Level           As described in Schedule 9, Section 1.2.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                Page 15
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Service Level           As described in Schedule 9, Section 12.
Agreement

**                      **

**                      **

Service Levels or SLA   The performance standards for the Services set forth in
                        Schedule 9.

Service Manager         As described in Schedule 11, Section 2.2.2.1.

Services The Implementation and Migration Services (Schedule 10), the Outsourcing Services (Schedule 11), the
                        Documentation Services (Schedule 7), **, and Disaster
                        Recovery Services (Schedule 13), that will be performed by Amdocs in accordance with this Agreement.

Site Data centers, development centers, or other premises at which Amdocs will perform any services under this Agreement. An "AMDOCS SITE" refers to the premises of Amdocs or the Authorized Subcontractors, and a "COMPANY
                        SITE" refers to the premises of Company or Company
                        Affiliates. **.

SLA Management          As described in Schedule 11, Section 2.2.2.4.
Team

SMEs                    Subject Matter Experts.

SOC                     Service Order Code.

Source Code             As described in MSA Section 10.4.2.

Source Code Escrow      The Escrow Agreement between Amdocs Software Systems
Agreement               Limited and **.

Standard Rule of        Used in calculating Service Levels, where specified. If
Rounding                last number in a calculated answer is less than five,
                        the number is rounded down and if more then five the
                        number is rounded up.

Steering Committee      As described in MSA Section 11.1 and Schedule 15.

**                      **

Subcontractor NDA       As described in Schedule 20.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                Page 16
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Sub-Function            Any module or sub-function within the Amdocs Systems.

Subscription            **

Successor and/or        **
Replacement
Products

System                  As described in MSA Section 13.3(g).

Table Level KPI         Based on table complexity, the management of all tables
                        is not equal. **

Table Update            The number of rows of data that are added, deleted, or
                        modified as a result of a specific request from RCC, in
                        regards to the tables referenced below.

Technical Transition    The process of moving or changing from one
                        infrastructure environment to another while shifting
                        responsibility for Company's billing support systems to
                        Company or to another provider of billing services.

Term                    As described in MSA Section 15.2.

Terminating Party       As described in MSA Sections 15.4.1. and 15.7(j).

Termination             As described in MSA Section 15.7(h).
Assistance

Termination             As described in Schedule 18, Section 1.2.
Assistance Service

Termination Date        As described in MSA Section 15.7(a).

Territory               **

Test Acceptance         **

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                Page 17
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Third Party             A Person other than Company, Amdocs, or their respective
                        Affiliates.

Time-to-Market (TTM)    As described in Schedule 25, Chapter 6.

**                      **

Transition              All tasks and activities related to the management of
Management              the Transition-Out Work Plan and as further described in
                        Schedule 18, Section 2.6.

**                      **

**                      **

**                      **

**                      **

**                      **

**                      **

**                      **

UF files                Universal Format files, as described in Schedule 10,
                        Section 4.9.2.

**                      **

**                      **

**                      **

**                      **

UPS                     Uninterruptible Power Supply.

Users                   As described in Schedule 4, Section 2.1.

Virtual Local Area      As described in Schedule 24, Section 2.3.8.
Network

WAN                     Wide Area Network.

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED                           Exhibit 10.2 Redacted

SCHEDULE 12 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                Page 18
DEFINITIONS

       Term                                   Definition
-------------------     --------------------------------------------------------
Winding Up Date         As described in MSA Section 15.7(a).

Workload                As described in Schedule 18, Section 2.3.4.

**                     **

**Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

[AMDOCS LOGO]                                                         [RCC LOGO]

                                   SCHEDULE 14
                                       TO
                                 CRM AND BILLING
                           MANAGED SERVICES AGREEMENT

                               COMPANY AFFILIATES

SCHEDULE 14 TO CRM AND BILLING MANAGED SERVICES AGREEMENT                 Page 1
COMPANY AFFILIATES

      The following are the Company Affiliates currently expected to receive Services from Amdocs:

RCC Paging, Inc.                         RCC Holdings, Inc.

Wireless Alliance LLC                    RCC Atlantic Long Distance, Inc.

RCC Atlantic, Inc.